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                                                                   EXHIBIT 10.16

                                 BUSINESS LEASE

         1. BASIC TERMS. This SECTION 1 contains the Basic Terms of this Lease between Landlord and Tenant, named below. Other Sections of the Lease referred to in this SECTION 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

                  1.1.     Date of Lease: August 25, 2003

                  1.2. Landlord: FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC., A MARYLAND CORPORATION

                  1.3. Tenant: ASSET ACCEPTANCE, LLC, A DELAWARE LIMITED LIABILITY COMPANY (2800 S. FALKENBURG ROAD, RIVERVIEW, FL 33569)

                  1.4. Premises: Approximately 52,280 rentable square feet included in the BUILDING (as hereinafter defined), TO BE CONSTRUCTED ON THE PROPERTY.

                  1.5.     Property: See EXHIBIT A-1, A-2 AND A-3.

                  1.6. Lease Term: FIVE (5) years and FOUR (4) months ("TERM"), commencing FEBRUARY 1, 2004 ("COMMENCEMENT DATE") and ending MAY 31, 2009, subject to SECTION
                           2.3 below, ("EXPIRATION DATE").

                  1.7.     Permitted Uses: (See SECTION 4.1) GENERAL OFFICE

                  1.8.     Tenant's Guarantor: (if none, so state): NONE

                  1.9.     Brokers: (See SECTION 23; if none, so state)

                                    (A) Tenant's Broker: CARTER & ASSOCIATES,
                           L.L.C. / VAUGHAN & ASSOCIATES LLC

                                    (B) Landlord's Broker: CUSHMAN & WAKEFIELD

                  1.10.    Security/Damage Deposit: (See SECTION 1.1) NONE

                  1.11.    Vehicle Parking Ratio Allocated Tenant: (See Section
                           4) NINE (9) spaces:1,000 square feet leased

                  1.12.    Initial year, monthly base rent (SEE SECTION 2.2):
                           $42,216.10

                  1.13.    Initial Estimated Additional Rent Payable by Tenant:
                           (SEE SECTION 3) $9,541.10 per month

                  1.14.    Tenant's Proportionate Share: 100%

         2.       LEASE OF PREMISES; RENT.

                  2.1. LEASE OF PREMISES FOR LEASE TERM. Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

                  2.2. TYPES OF RENTAL PAYMENTS. Tenant shall pay net base rent to Landlord in monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease (the "BASE RENT") in the amounts and for the periods set forth below:

                             Tenant Initial__________ Landlord Initial__________

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
   LEASE PERIOD                        MONTHLY BASE RENT
   ------------                        -----------------
02-01-04 - 05-31-04                       $      -0-
06-01-04 - 05-31-05                       $42,216.10
06-01-05 - 05-31-06                       $43,271.50
06-01-06 - 05-31-07                       $44,353.29
06-01-07 - 05-31-08                       $45,462.12
06-01-08 - 05-31-09                       $46,598.68

Tenant shall also pay Tenant's Proportionate Share (as set forth in SECTION 1.14) of Operating Expenses (as hereinafter defined), Tenant's Proportionate Share of any and all Reserve Expenses (as hereinafter defined) and any other amounts owed by Tenant hereunder [collectively, "ADDITIONAL RENT"]. In the event any monthly installment of Base Rent or Additional Rent, or both, is not paid within 10 days of the date when due, a late charge in an amount equal to 5% of the then delinquent installment of Base Rent and/or Additional Rent [the "LATE CHARGE"; the Late Charge, Default Interest (as defined in SECTION 22.3 below), Base Rent and Additional Rent shall collectively be referred to as "RENT"] to FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC., 75 REMITTANCE DRIVE, SUITE 1066, CHICAGO ILLINOIS 60675-1066 (or such other entity designated as Landlord's management agent, if any, and if Landlord so appoints such a management agent, the "AGENT"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise in writing; PROVIDED HOWEVER, THAT ON THE FIRST TWO INSTANCES OF ANY SUCH DELINQUENCY IN ANY CALENDAR YEAR, NO SUCH LATE CHARGE SHALL APPLY IF PAYMENT IN FULL OF SUCH DELINQUENT INSTALLMENT IS RECEIVED BY LANDLORD NOT LATER THAN THE FIFTH (5TH) DAY FOLLOWING DELIVERY BY LANDLORD TO TENANT OF WRITTEN NOTICE OF SUCH DELINQUENCY (IT BEING ACKNOWLEDGED BY TENANT THAT ANY SUCH ADDITIONAL FIVE (5) DAY NOTICE AND CURE PERIOD SHALL BE APPLICABLE ONLY ON THE FIRST SUCH INSTANCE OF ANY SUCH DELINQUENT INSTALLMENT DURING ANY GIVEN CALENDAR YEAR AND THAT LANDLORD SHALL OTHERWISE HAVE NO OBLIGATION TO NOTIFY TENANT OF ANY SUCH DELINQUENCY).

                  2.3. COVENANTS CONCERNING RENTAL PAYMENTS. Tenant shall pay all Rent promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may otherwise be expressly and specifically provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the first calendar month of the Term shall be prorated on a per diem basis and paid to Landlord on the Commencement Date, and the Term will be extended to terminate on the last day of the calendar month in which the Expiration Date stated in SECTION 1.6 occurs.

         3.       OPERATING EXPENSES.

                  3.1. DEFINITIONAL TERMS RELATING TO ADDITIONAL RENT. For purposes of this Section and other relevant provisions of the Lease:

                           3.1.1.   OPERATING EXPENSES. The term "Operating
Expenses" shall mean all costs and expenses paid or incurred with respect to the ownership, repair, replacement, restoration, maintenance and operation of the Property, including, without limitation, the following: (i) services provided directly by employees of Landlord or Agent in connection with the operation, maintenance or rendition of other services to or for the Property; (ii) to the extent not separately metered, billed, or furnished, all charges for utilities and services furnished to either or both of the Property and the Premises (including, without limitation, the Common Areas [as hereinafter defined]), together with any taxes on such utilities; (iii) all premiums for casualty, workers' compensation, liability, boiler, flood and all other types of insurance provided by Landlord and relating to the Property, all third party administrative costs incurred in connection with the procurement and implementation of such insurance policies, and

                             Tenant Initial__________ Landlord Initial__________

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all deductibles paid by Landlord pursuant to insurance policies required to be maintained by Landlord under this Lease; (iv) the cost of all supplies, tools, materials and equipment utilized in the ownership and operation of the Property, and sales and other taxes thereon; (v) amounts charged (including, without limitation, those costs and expenses set forth in Section 13.2(i) below) by any or all of contractors, materialmen and suppliers for services, materials and supplies furnished to Landlord in connection with any or all of the operation, repair and maintenance of any part of the Property (together with a reasonable overhead and administrative fee to Landlord), including, without limitation, the structural elements of the Property and the Common Areas; (vi) reasonable management fees to Landlord or Agent or other persons or management entities actually involved in the management and operation of the Property (CAPPED AT 4% OF RENT AND OPERATING EXPENSES); (vii) any capital improvements made by, or on behalf of, Landlord to the Property that are either or both (a) designed to reduce Operating Expenses and (b) required to keep the Property in compliance with all governmental laws, rules and regulations applicable thereto, from time to time, the cost of which capital improvements shall be reasonably amortized by Landlord over the useful life of the improvement, in accordance with generally accepted accounting principles; (viii) all professional fees incurred in connection with the operation, management and maintenance of the Property; (ix) Taxes, as hereinafter defined in Section 3.1.2; and (x) costs of maintaining doors and windows in a watertight condition. In no event shall costs associated with or resulting from the negligence or tortious conduct of Landlord, its employees, agents, invitees, or assignees, including costs of defending such actions, be included in the Operating Expenses. Notwithstanding the foregoing, "Operating Expenses" shall exclude or have deducted from them, as the case may be and shall be appropriate:

         (i) commissions payable to any real-estate broker for the leasing of space;

         (ii) costs to cure LATENT defects in the workmanship or materials of the IMPROVEMENTS TO BE CONSTRUCTED by the Landlord;

         (iii) costs for any work performed by Landlord for and at the expense of any other tenant;

         (iv) interest or penalties for overdue payment of taxes to the extent Landlord has received sufficient funds from tenants to pay such taxes;

         (v) costs to Landlord for repairs made as a result of a casualty or condemnation to the extent that the Landlord receives casualty and condemnation proceeds from a third party;

         (vi) attorney's fees, costs and other expenses incurred by Landlord in connection with the enforcement of the obligations of any other tenant or negotiation of disputes with existing or prospective tenants;

         (vii) costs of tenant improvements performed by Landlord for other tenants;

         (viii) costs incurred by Landlord due to the violation by Landlord of any of the terms and conditions of the Lease;

         (ix) interest or other costs associated with Landlord's financing of the property or any portion thereof;

         (x) MANAGEMENT SALARIES, PROPERTY MANAGER'S SALARIES AND ADMINISTRATION COSTS.

                           3.1.2.   TAXES. The term "TAXES," as referred to in
SECTION 3.1.1(IX) above shall mean (i) all governmental taxes, assessments, fees and charges of every kind or nature (other than Landlord's income

                             Tenant Initial__________ Landlord Initial__________

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taxes), whether general, special, ordinary or extraordinary, due at any time or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing, or operation of the Property, or of the personal property and equipment located therein or used in connection therewith; and (ii) any reasonable expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Property. For purposes hereof, Taxes for any year shall be Taxes that are due for payment or paid in that year rather than Taxes that are assessed, become a lien, or accrue during such year.

                           3.1.3.   OPERATING YEAR. The term "OPERATING YEAR"
shall mean the calendar year commencing January 1st of each year (including the calendar year within which the Commencement Date occurs) during the Term.

                  3.2. PAYMENT OF OPERATING EXPENSES. Tenant shall pay, as Additional Rent and in accordance with the requirements of SECTION 3.3, Tenant's Proportionate Share of the Operating Expenses as set forth in SECTION 3.3. Additional Rent commences to accrue upon the Commencement Date. The Tenant's Proportionate Share of Operating Expenses payable hereunder for the Operating Years in which the Term begins and ends shall be prorated to correspond to that portion of said Operating Years occurring within the Term. Tenant's Proportionate Share of Operating Expenses and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefor, and the obligations of this SECTION 3 shall survive the termination or expiration of the Lease.

                  3.3. PAYMENT OF ADDITIONAL RENT. Landlord shall have the right to reasonably estimate the Operating Expenses for each Operating Year. Upon Landlord's or Agent's WRITTEN notice to Tenant of such estimated amount, Tenant shall pay, on the first day of each month during that Operating Year, an amount (the "ESTIMATED ADDITIONAL RENT") equal to the estimate of the Tenant's Proportionate Share of Operating Expenses divided by 12 (or the fractional portion of the Operating Year remaining at the time Landlord delivers its WRITTEN notice of the estimated amounts due from Tenant for that Operating
Year). FOLLOWING THE END OF EACH OPERATING YEAR, LANDLORD SHALL DELIVER TO TENANT A STATEMENT OF ACTUAL OPERATING EXPENSES FOR SUCH OPERATING YEAR (EACH, AN "OPERATING EXPENSES STATEMENT"). If the aggregate amount of Estimated Additional Rent actually paid by Tenant during any Operating Year is less than Tenant's actual ultimate liability for Operating Expenses for that particular Operating Year AS SHOWN ON THE APPLICABLE OPERATING EXPENSES STATEMENT, Tenant shall pay the deficiency within 30 days of Landlord's written demand therefor. If the aggregate amount of Estimated Additional Rent actually paid by Tenant during a given Operating Year exceeds Tenant's actual liability for such Operating Year, AS SHOWN ON THE APPLICABLE OPERATING EXPENSES STATEMENT, the excess shall be credited against the Estimated Additional Rent next due from Tenant during the immediately subsequent Operating Year, except that in the event that such excess is paid by Tenant during the final Lease Year, then upon the expiration of the Term, Landlord or Agent shall pay Tenant the then-applicable excess promptly after determination thereof BUT NO LATER THAN 90 DAYS AFTER LEASE TERMINATION. During normal business hours and with proper notice, Tenant or Tenant's representative shall have the right to inspect the books and records of Landlord to verify the accuracy of Operating Expenses.

                  TENANT SHALL HAVE THE RIGHT, AT ITS SOLE COST, FOR A PERIOD OF NINETY (90) DAYS AFTER TENANT'S RECEIPT OF AN OPERATING EXPENSES STATEMENT, TO REVIEW AND/OR AUDIT LANDLORD'S RECORDS OF OPERATING EXPENSES AND TAXES FOR THE CALENDAR YEAR TO WHICH SUCH OPERATING EXPENSES STATEMENT PERTAINS. IF SUCH AUDIT DISCLOSES AN ERROR IN THE OPERATING EXPENSES STATEMENT, THE DIFFERENCE SHALL PROMPTLY BE PAID BY, OR CREDITED TO, TENANT, AS APPROPRIATE. IF TENANT DOES NOT EXERCISE ITS RIGHT OF REVIEW AND/OR AUDIT WITHIN SUCH NINETY (90) DAY PERIOD, THIS RIGHT OF REVIEW AND/OR AUDIT SHALL EXPIRE AND THE OPERATING EXPENSES STATEMENT TO WHICH SUCH NINETY (90) DAY PERIOD PERTAINS SHALL BE FINAL AND BINDING UPON TENANT.

         4.       USE OF PREMISES AND COMMON AREAS; SECURITY/DAMAGE DEPOSIT.

                  4.1. USE OF PREMISES AND PROPERTY. The Premises shall be used by the Tenant for the purpose(s) set forth in SECTION 1.7 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises or the Property, in any manner that may (a) violate any Certificate of Occupancy for the Premises or the Property; (b) cause, or be liable to cause, injury to, or in any way impair the value or proper utilization of, all or any portion of the Property (including, but not limited to, the structural elements of the Property) or any equipment,

                             Tenant Initial__________ Landlord Initial__________
facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Property AS SET FORTH ON EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF, including any covenant, condition or restriction affecting the Property; (d) exceed the load bearing capacity of the floor of the Premises; (e) impair or tend to impair the character, reputation or appearance of the Property; or (f) unreasonably annoy, inconvenience or disrupt the operations or tenancies of other tenants or users of the Property. On or prior to the date hereof, Tenant has completed and delivered for the benefit of Landlord a "Tenant Operations Inquiry Form" in the form attached hereto as EXHIBIT C describing the nature of Tenant's proposed business operations at the Premises, which form is intended to, and shall be, relied upon by Landlord.

                  4.2. USE OF COMMON AREAS. As used herein, "COMMON AREAS" shall mean all areas within the Property that are available for the common use of tenants of the Property and that are not leased or held for the exclusive use of Tenant or other tenants or licensees, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Tenant shall have the nonexclusive right to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may uniformly establish from time to time. Tenant shall not interfere with the rights of any or all of Landlord, other tenants or licensees, or any other person entitled to use the Common Areas. Without limitation of the foregoing, Tenant shall not park or store any vehicles or trailers on, or conduct truck loading and unloading activities in, the Common Areas in a manner that unreasonably disturbs, disrupts or prevents the use of the Common Areas by Landlord, other tenants or licensees or other persons entitled to use the Common Areas. Landlord, from time to time, may change any or all of the size, location, nature and use of any of the Common Areas although such changes may result in inconvenience to Tenant, so long as such changes do not materially and adversely affect Tenant's use of the Premises. In addition to the foregoing, Landlord may, at any time, close or suspend access to any Common Areas to perform any acts in the Common Areas as, in Landlord's reasonable judgment, are desirable to improve or maintain either or both of the Premises and the Property, or are required in order to satisfy Landlord's obligations under either or both of SECTIONS 13.2 and 18; provided, however, that Landlord shall use reasonable efforts to limit any disruption of Tenant's use and operation of the Premises in connection therewith.

                  4.3. SIGNAGE. Tenant shall not affix any sign of any size or character to any portion of the Property, without prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to either or both of the Property and the Premises caused by, or resulting from, such removal.

                  4.4. PARKING. Tenant and Tenant's employees, agents and invitees (hereinafter referred to as "Tenant's Affiliates") shall be entitled to utilize only the amount of parking spaces as is consistent with the size of the Premises and the overall ratio of parking spaces to leasable space provided in the Property, as given in Section 1.11. Neither Tenant nor Tenant's Affiliates shall with their vehicles block parking areas or hinder normal traffic flow within the Property. Violation of this paragraph by Tenant or Tenant's Affiliates shall be a default under this Lease. The Landlord reserves the right to control the method, manner and time of, however, Landlord shall not be responsible for policing, such parking. ALL PARKING SHALL BE AT NO CHARGE FOR THE TERM OF THE LEASE OTHER THAN THOSE COSTS UNDER SECTION 3. OF THIS LEASE.

         5.       CONDITION AND DELIVERY OF PREMISES.

                  5.1. CONSTRUCTION OF IMPROVEMENTS. LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT LANDLORD SHALL DESIGN AND CONSTRUCT, IN ACCORDANCE WITH THAT CERTAIN SCOPE OF WORK (THE "SCOPE OF WORK") ATTACHED HERETO AS EXHIBIT D, CERTAIN IMPROVEMENTS (THE "IMPROVEMENTS") CONSISTING OF THE BUILDING AND THOSE OTHER ITEMS ANCILLARY THERETO THAT ARE OUTLINED IN THE SCOPE OF WORK.

                  5.2. CONDITION OF PREMISES. Tenant agrees that Tenant is familiar with the condition of the Property, and Tenant hereby accepts the foregoing on an "AS-IS," "WHERE-IS" basis, SUBJECT TO LENDER'S OBLIGATION TO CONSTRUCT THE IMPROVEMENTS. Tenant acknowledges that neither Landlord nor Agent, nor any representative of Landlord, has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the foregoing. Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements (whether structural or otherwise) of any kind or nature to the foregoing in connection with, or in consideration of,

                             Tenant Initial__________ Landlord Initial__________

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this Lease, except (a) as set forth in SECTIONS 13.2 and 18 and (b) with respect to THE CONSTRUCTION OF THE IMPROVEMENTS expressly and specifically described in EXHIBIT D attached hereto. Landlord agrees to make reasonable efforts to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, issued in connection with any OF THE IMPROVEMENTS.

                  5.3.     DELAY IN COMMENCEMENT.

                           5.2.1.   EXTENSION OF THE COMMENCEMENT DATE. Landlord
shall not be liable to Tenant if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date. The obligations of Tenant under the Lease shall not be affected thereby, except that the Commencement Date shall be delayed until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended by a period equal to the number of days of delay in delivery of possession of the Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. In the event Landlord is required by local governmental authority to obtain building permits to perform the Work Items, the date of delivery of the Premises by Landlord shall be deemed the day following the date upon which the Landlord receives from such authority: a) the Certificate of Occupancy (temporary or permanent) for the Premises, or b) all final inspections pertaining to the Work Items, or (c) other consent as deemed adequate by Landlord. Tenant shall not occupy the Premises in any manner until one of such consents is obtained. NOTWITHSTANDING THE ABOVE, IF THE PREMISES CANNOT BE DELIVERED TO THE TENANT WITHIN 280 DAYS AFTER LEASE EXECUTION, THE TENANT SHALL HAVE THE OPTION TO TERMINATE THIS LEASE (UNLESS DUE TO DELAYS CAUSED BY TENANT OR FORCE MAJEURE) BY GIVING WRITTEN NOTICE TO THE LANDLORD.

                           5.2.2    LIQUIDATED DAMAGES FOR DELAY. Landlord
acknowledges that the timely completion of the Improvements is essential to Tenant's ability to relocate its operations from its current facility to the Premises without additional costs under its current lease. In the event Landlord fails to deliver possession of the Premises to Tenant on or before (i) THE DATE THAT IS ONE HUNDRED THIRTY (130) DAYS AFTER THE DATE HEREOF, or, (ii) if LANDLORD HAS REQUESTED AN extension OF SUCH DATE by WRITTEN NOTICE to Tenant NOT LATER THAN THIRTY (30) DAYS PRIOR TO THE DATE LISTED IN CLAUSE (i) ABOVE, THE DATE THAT IS ONE HUNDRED SIXTY (160), DAYS AFTER THE DATE HEREOF (whichever is applicable, is hereinafter called the "TARGET DATE"), then Landlord shall be obligated to pay to Tenant (as "DELAY DAMAGES") the amount of $1,228.62 for each day after the Target Date (as such date may be extended by written agreement by Landlord and Tenant or on account of any Excused Delays, as defined below) that the Landlord has failed to deliver possession of the Premises to Tenant, as fixed and liquidated damages for such failure and as Tenant's sole and exclusive remedy therefor (it being acknowledged that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Tenant would incur as a result of such delays, and therefore, the parties hereto agree that the aforesaid amount represents the agreed upon settlement of such damages). Notwithstanding anything to the contrary contained herein, the aggregate amount of Delay Damages that Landlord shall be obligated to pay to Tenant shall in no event exceed $73,717.20. "EXCUSED DELAY" means any actual delay in delivery of the Premises to Tenant caused by: (i) changes to the scope of the work requested by Tenant;
(ii) any negligent act or willful misconduct or willful failure to act by Tenant or any of the Tenant Parties; (iii) Tenant's failure to furnish information or to respond to any request by Landlord for any approval of information within five (5) days of such request; (iv) Tenant's failure to approve the final drawings of the Improvements within ten (10) business days of the date hereof;
(v) any breach by Tenant of its obligations under this Lease; (vi) any request by Tenant that Landlord delay the completion of any of the Improvements; or
(vii) Force Majeure (as hereinafter defined).

         6.       SUBORDINATION; NOTICES TO SUPERIOR LESSORS AND MORTGAGEES;
ATTORNMENT.

                  6.1. SUBORDINATION. Provided that Tenant is provided with a reasonable and customary subordination, nondisturbance and attornment agreement duly executed by the holder of any mortgage or deed of trust or the landlord pursuant to any ground lease, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting either or both of the Premises and the Property and (b) any mortgage or deed of trust that may now exist or hereafter be placed upon, and encumber, any or all of (x) the Property; (y) any ground leases or underlying leases for the benefit of the Property; and (z) all or any portion of Landlord's interest or estate in any of said items. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases that benefit the Property or any such mortgage or deed of trust liens to this Lease, SO LONG AS SUCH LIEN HOLDERS

                             Tenant Initial__________ Landlord Initial__________

AGREE IN A SIGNED WRITING NOT TO DISRUPT TENANT'S LAWFUL ENJOYMENT, USE AND POSSESSION OF THE PREMISES IN ACCORDANCE WITH THE LEASE. Tenant shall execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases for the benefit of the Property or any such mortgage or deed of trust.

                  6.2. ESTOPPEL CERTIFICATES. Tenant agrees, from time to time and within seven (7) BUSINESS days after request by Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating such matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to timely execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included therein are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this section may be relied upon by any prospective purchaser or mortgagee of the Property or of any interest therein or any other Landlord designee. SUCH MORTGAGEE SHALL PROVIDE TENANT WITH A SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT PROVIDING INTER ALIA
(i) THAT THIS LEASE IS SUBORDINATE TO THE LIEN OF THE MORTGAGE (IF SO ELECTED BY MORTGAGEE), (ii) THAT TENANT'S RIGHT OF POSSESSION WILL NOT BE DISTURBED BY THE MORTGAGEE (OR BY ANY SUBSEQUENT TRANSFEREE OF THE LANDLORD'S INTEREST) IN CONNECTION WITH ANY MORTGAGE FORECLOSURE PROCEEDINGS SO LONG AS TENANT PERFORMS ITS OBLIGATIONS SET FORTH IN THE LEASE, AND (iii) THAT TENANT SHALL ATTORN TO THE FORECLOSING MORTGAGEE OR PURCHASER AT A FORECLOSURE SALE.

                  6.3. TRANSFER FOR LANDLORD. In the event of a sale or conveyance by Landlord of the Property, WITH WRITTEN NOTICE TO TENANT OF SUCH SALE OR CONVEYANCE, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to Landlord's successor in interest with respect thereto and agrees to attorn to such successor.

         7. QUIET ENJOYMENT. Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord; provided, however, in addition to Landlord's rights under SECTION 16 and elsewhere in this Lease, Landlord and Landlord's agents, employees, contractors and representatives shall be provided reasonable access to the Premises such that Landlord and Landlord's agents, employees, contractors and representatives may perform the General Maintenance Services (as hereinafter defined) without undue interruption, delay or hindrance. This covenant shall be construed as a covenant running with the Property and is not a personal covenant of Landlord. Tenant shall not unreasonably interrupt, delay, prevent or hinder the performance of the General Maintenance Services by or on behalf of Landlord. Notwithstanding the foregoing, however, Tenant acknowledges and agrees that Landlord shall have the unfettered and unilateral right to use portions of the Common Areas (inclusive of the roof of the Building) for such purposes and uses as Landlord may desire; provided, however, that in all events and under all circumstances, Landlord's use of any portion of the Common Areas shall not interfere, in any material respect, with any or all of (a) Tenant's rights to occupy and use the Common Areas (in the manner and for the purposes contemplated hereunder); (b) Tenant's right to utilize the vehicular parking areas located on the Common Areas; and (c) Tenant's right of access, ingress and egress to and from the Common Areas. Landlord shall also have the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Premises, in locations which will not materially interfere with Tenant's use thereof, and serving other areas of the Building or the Property.

         8.       ASSIGNMENT, SUBLETTING AND MORTGAGING.

                  8.1. PROHIBITION. Tenant acknowledges that this Lease and the Rent due under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness and upon the continued operation of the Premises by Tenant for the particular use described in SECTION 4.1 above; therefore, Tenant shall not, whether voluntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease; (b) sublet the Premises or any part thereof, or allow the same to be used or occupied by anyone other than Tenant; or (c) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises, or any part thereof, in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole, but reasonable, discretion. Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void. No assignment of this Lease shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all

                             Tenant Initial__________ Landlord Initial__________
documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder. Any consent by Landlord to a particular assignment, sublease or mortgage shall not constitute consent or approval of any subsequent assignment, sublease or mortgage, and Landlord's written approval shall be required in all such instances. LANDLORD'S CONSENT TO OR REFUSAL OF ASSIGNMENT OR SUBLETTING SHALL BE BASED ON ASSIGNEE OR SUBLESSEE HAVING, IN LANDLORD'S SOLE BUT REASONABLE DISCRETION, SATISFACTORY CREDIT AND ON ASSIGNEE OR SUBLESSEE HAVING, IN LANDLORD'S SOLE BUT REASONABLE DISCRETION, A USE THAT IS COMPATIBLE WITH THE PROPERTY AND WITH OTHER TENANTS WITHIN THE PROPERTY. No consent by Landlord to any assignment or sublease shall be deemed to release Tenant from its obligations hereunder and Tenant shall remain fully liable for performance of all obligations under this Lease. NOTWITHSTANDING THE FOREGOING, TENANT MAY ASSIGN THIS LEASE, IN WHOLE OR IN PART, TO ANY CORPORATION OR OTHER BUSINESS ENTITY INTO OR WITH WHICH TENANT MAY BE MERGED OR CONSOLIDATED OR TO ANY CORPORATION OR BUSINESS ENTITY WHICH SHALL BE AN AFFILIATE, SUBSIDIARY, PARENT OR SUCCESSOR OF TENANT, OR TO A CORPORATION OR BUSINESS ENTITY UNTO OR WITH WHICH TENANT MAY BE MERGED OR CONSOLIDATED, OR TO A PARTNERSHIP, PROVIDED: i) TENANT'S USE DOES NOT CHANGE; II) TENANT'S FINANCIAL CONDITION IS NOT DIMINISHED; AND iii) THE ASSIGNEE OR SUBLESSEE ASSUMES ALL OF TENANT'S OBLIGATIONS HEREUNDER.

                  8.2. RIGHTS OF LANDLORD. If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect Rent from the assignee, subtenant or occupant. Landlord or Agent may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this SECTION 8. With respect to the allocable portion of the Premises sublet, in the event that the total rent LESS MATERIAL COSTS INCURRED BY TENANT IN SUBLEASING SPACE, and any other considerations received under any sublease by Tenant is greater than the total Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Landlord FIFTY PERCENT (50%) of such excess as received from any subtenant and such amount shall be deemed a component of the Additional Rent.

                  8.3. PERMITTED TRANSFERS. The provisions of SECTION 8.1(a) shall apply to a transfer of a majority (i.e. greater than 50% interest) of the voting stock of Tenant or to any other change in voting control of Tenant (if Tenant is a corporation), or to a transfer of a majority of the general partnership or VOTING membership interests in Tenant (if Tenant is a partnership or a limited liability company), or to any comparable transaction involving any other form of business entity, whether effectuated in one or more transactions, as if such transfer were an assignment of this Lease; but NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING provisions, THE PROVISIONS OF SECTION 8.1(a) shall not apply to such a transfer, provided, in any of such events, THE TENANT, the successor to Tenant (or any party remaining liable for the obligations of Tenant hereunder): (i) has a net worth at least equal to the net worth of Tenant as of the date of LEASE EXECUTION or (ii) is capable of satisfying Tenant's obligations hereunder, in Landlord's reasonable judgment. Any such permitted transferee shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder. Notwithstanding anything to the contrary contained in this SECTION 8.3, in no event may Tenant assign, mortgage, transfer, pledge or sublease this Lease to any entity whatsoever if, at the time of such assignment, mortgage, transfer, pledge or sublease, Tenant is in default under this Lease. NOTWITHSTANDING THE FOREGOING, HOWEVER, THE PROVISIONS OF SECTION 8.1(a), SHALL NOT APPLY IN THE EVENT THAT THERE IS A CHANGE IN VOTING CONTROL OF TENANT AS A RESULT OF AN INITIAL PUBLIC OFFERING OF STOCK BY THE TENANT.

         9.       COMPLIANCE WITH LAWS.

                  9.1. COMPLIANCE WITH LAWS. Tenant shall, at its sole expense (regardless of the cost thereof), comply with all local, state and federal laws, rules, regulations and requirements now or hereafter in force and all judicial and administrative decisions in connection with the enforcement thereof (collectively, "LAWS"), pertaining to either or both of the Premises and Tenant's use and occupancy thereof. If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain such license or permit in good standing throughout the Term. Tenant shall give prompt notice to Landlord of any written notice it receives of the alleged violation of any Law or requirement of any governmental or administrative authority with respect to either or both of the Premises and the use or occupation thereof. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that any such Law pertaining to the Premises has been violated, shall be conclusive of that fact as between Landlord and Tenant. LANDLORD SHALL COMPLY WITH ALL

                             Tenant Initial__________ Landlord Initial__________

LAWS AS THEY RELATE TO LANDLORD'S OWNERSHIP AND OPERATION OF THE PROPERTY AS REQUIRED BY ANY GOVERNMENTAL AUTHORITY.

                  9.2. HAZARDOUS MATERIALS. If, at any time or from time to time during the Term (or any extension thereof), any Hazardous Material (defined below) is generated, transported, stored, used, treated or disposed of at, to, from, on or in either or both of the Premises and the Property by, or as a result of any act or omission of, any or all of Tenant and any or all of Tenant's Parties (defined below): (i) Tenant shall, at its own cost, at all times comply (and cause all others to comply) with all laws (federal, state or local) relating to Hazardous Materials, including, but not limited to, all Environmental Laws (defined below), and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; (ii) Tenant shall promptly provide Landlord or Agent with complete copies of all communications, permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, or placement of Hazardous Materials on or in the Premises or any portion of the Property, or the generation, transportation, storage, use, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials; (iii) Landlord, Agent and their respective agents and employees shall have the right to either or both (x) enter the Premises and (y) conduct appropriate tests for the purposes of ascertaining Tenant's compliance with all applicable laws (including Environmental Laws), rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property; and (iv) upon written request by Landlord or Agent, Tenant shall provide Landlord with the results of reasonably appropriate tests of air, water or soil to demonstrate that Tenant complies with all applicable laws, rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property. This SECTION 9.2 does not authorize the generation, transportation, storage, use, treatment or disposal of any Hazardous Materials at, to, from, on or in the Premises in contravention of this SECTION
9. Tenant covenants to investigate, clean up and otherwise remediate, at Tenant's sole expense, any release of Hazardous Materials caused, contributed to, or created by any or all of (A) Tenant and (B) any or all of Tenant's officers, directors, members, managers, partners, invitees, agents, employees, contractors or representatives ("TENANT PARTIES") during the Term. Such investigation and remediation shall be performed only after Tenant has obtained Landlord's prior written consent; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining such consent. All remediation shall be performed in strict compliance with Environmental Laws and to the reasonable satisfaction of Landlord. Tenant shall be liable for any and all conditions covered hereby, and for all costs relating thereto, that are caused or created by any or all of Tenant and any or all of Tenant's Parties. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord's written consent (which consent may be given or withheld in Landlord's sole, but reasonable, discretion) and affording Landlord the reasonable opportunity to participate in any such proceedings. As used herein, the term (x) "ENVIRONMENTAL LAWS" shall mean any and all laws pertaining to Hazardous Materials or that otherwise deal with, or relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind; and (y) "HAZARDOUS MATERIALS" shall mean any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not airborne) that is or may be deemed to be or include a pesticide, petroleum, asbestos, polychlorinated biphenyl, radioactive material, urea formaldehyde or any other pollutant or contaminant that is or may be deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or that presents a risk to public health or to the environment, and that is or becomes regulated by any Environmental Law. The undertakings, covenants and obligations imposed on Tenant under this SECTION 9.2 shall survive the termination or expiration of this Lease.

                  9.3. LANDLORD'S REPRESENTATION. LANDLORD REPRESENTS, TO LANDLORD'S ACTUAL KNOWLEDGE, THAT AS OF THE COMMENCEMENT DATE, THE PROPERTY AND PREMISES ARE FREE FROM HAZARDOUS MATERIALS. "LANDLORD'S ACTUAL KNOWLEDGE" SHALL REFER ONLY TO THE ACTUAL (AS OPPOSED TO DEEMED, IMPUTED OR CONSTRUCTIVE) KNOWLEDGE OF ROBERT KRUEGER, LANDLORD'S DEVELOPMENT OFFICER AND RON SMITH, LANDLORD'S REGIONAL DIRECTOR, WITHOUT INQUIRY AND, NOTWITHSTANDING ANY FACT OR CIRCUMSTANCE TO THE CONTRARY, SHALL NOT BE CONSTRUED TO REFER TO THE KNOWLEDGE OF ANY OTHER PERSON OR ENTITY. LANDLORD HEREBY INDEMNIFIES AND HOLDS TENANT HARMLESS FROM AND AGAINST ANY LOSSES (AS HEREINAFTER DEFINED) ACTUALLY SUFFERED OR INCURRED BY TENANT AS A RESULT OF (i) ANY HAZARDOUS MATERIALS USED, EXPOSED, EMITTED, RELEASED, DISCHARGED, GENERATED, MANUFACTURED, SOLD, TRANSPORTED, HANDLED, STORED, TREATED, REUSED, PRESENTED, DISPOSED OF OR RECYCLED IN, AT, NEAR OR UNDER ALL OR ANY PORTION OF THE PREMISES OR THE PROPERTY PRIOR TO THE COMMENCEMENT DATE BY ANY

                             Tenant Initial__________ Landlord Initial__________

PARTY OTHER THAN TENANT OR ANY TENANT'S PARTIES; AND (ii) ANY VIOLATION OF ENVIRONMENTAL LAWS, OR ANY PERMIT, APPLICATION OR CONSENT REQUIRED IN CONNECTION WITH ENVIRONMENTAL LAWS, BY THE PREMISES OR THE PROPERTY EXISTING PRIOR TO THE COMMENCEMENT DATE, EXCEPT TO THE EXTENT CAUSED BY TENANT OR ANY TENANT'S PARTIES. THE FOREGOING INDEMNITY SHALL SURVIVE A TERMINATION OF THIS LEASE.

         10.      INSURANCE.

                  10.1. INSURANCE TO BE MAINTAINED BY LANDLORD. Landlord shall maintain (a) "all-risk" property insurance policy covering the Property (at its ACTUAL replacement cost), but excluding Tenant's Property (defined below), and (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Property and otherwise resulting from any acts and operations of Landlord, its agents and employees, and (c) rent loss insurance, all of the above with limits that are required by any lender(s) of Landlord, or as are otherwise reasonably determined by Landlord. INSURANCE TO BE MAINTAINED BY TENANT. Tenant shall purchase, at its own expense, and keep in force at all times during this Lease the policies of insurance set forth below in SECTIONS 10.1.1 and 10.1.2 (collectively, "TENANT'S POLICIES"). All Tenant's Policies shall (a) be issued by an insurance company with a Best rating of A-X or better and otherwise reasonably acceptable to Landlord and shall be licensed to do business in the state in which the Property is located; (b) provide that said insurance shall not be canceled or materially modified SO AS TO AFFECT THE COVERAGES REQUIRED HEREIN, unless 30 days' prior written notice shall have been given to Landlord; and (c) otherwise be in such form, and include such coverages, as Landlord may reasonably require. All Tenant's Policies (or, at Landlord's option, Certificates of Insurance, in a form reasonably acceptable to Landlord, evidencing said Tenant's Policies), shall be delivered to Landlord by Tenant prior to commencement of the Lease and renewals thereof shall be delivered at least 30 days prior to the expiration of each Tenant's Policy. Tenant shall give prompt notice to Landlord and Agent of any bodily injury, death, personal injury, advertising injury or property damage occurring in and about the Property.

                           10.1.1.  GENERAL LIABILITY AND AUTO INSURANCE. Tenant
shall purchase and maintain, throughout the Term, a Tenant's Policy(ies) of (i) commercial general or excess liability insurance, including personal injury and property damage, in the amount of not less than $2,000,000.00 per occurrence, and $5,000,000.00 annual general aggregate, per location; (ii) comprehensive automobile liability insurance covering Tenant against any losses arising out of liability for personal injuries or deaths of persons and property damage occurring in or about the Premises in the amount of not less than $1,000,000, combined single limit. The Tenant's Policies required by this SECTION 10.2.1 shall (a) name Landlord, Agent, and any party holding an interest to which this Lease may be subordinated as additional insureds; (b) provide coverage on an occurrence basis; (c) provide coverage for the indemnity obligations of Tenant under this Lease; (d) contain a severability of insured parties provision and/or a cross liability endorsement (OR INCLUSION OF SUCH PROVISION WITHIN THE BODY OF THE POLICY); (e) be primary, not contributing with, and not in excess of, coverage that Landlord may carry; and (f) provide coverage with no exclusion for a pollution incident arising from a hostile fire.

                           10.1.2.  PROPERTY AND WORKERS' COMPENSATION
INSURANCE. Tenant shall purchase and maintain, throughout the Term, a Tenant's Policy or Policies of (i) "all-risk" property insurance covering Tenant's Property (at its full replacement cost), and damage to other property resulting from any acts or operations of Tenant, and (ii) workers' compensation insurance per the applicable state statutes covering all employees of Tenant.

                  10.2. WAIVER OF SUBROGATION. To the extent permitted by law, and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for (a) damages to property, (b) damages to all or any portion of either or both of the Premises and the Property, (c) claims arising by reason of the foregoing, to the extent such damages and claims are insured against, or required to be insured against, by Landlord or Tenant under this Lease, or (d) claims paid by Tenant's workers' compensation carrier. This provision is intended to waive, fully and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation by any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this section.

                             Tenant Initial__________ Landlord Initial__________

         11.      ALTERATIONS.

                  11.1. PROCEDURAL REQUIREMENTS. Tenant may, from time to time, at its expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as "ALTERATIONS"), provided that Tenant first obtains the written consent of Landlord in each instance WHERE ALTERATIONS EXCEED $5,000.00 OR IF ALTERATIONS ARE ATTACHED TO EXTERIOR WALL, OR AFFECT THE ROOF OR ANY STRUCTURAL COMPONENT OF THE BUILDING. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the Alterations are non-structural and the structural integrity of the Property shall not be affected; (b) the Alterations are to the interior of the Premises;
(c) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning ("HVAC"), sanitary and other service systems of the Property shall not be affected and the usage of such systems by Tenant shall not be increased; (d) the Alterations have no adverse effect on other leased premises in the Property; (e) Tenant shall have appropriate insurance coverage, reasonably satisfactory to Landlord, regarding the performance and installation of the Alterations; (f) the Alterations shall conform with all other requirements of this Lease; and (g) Tenant shall agree that such Alterations shall, at the option of the Landlord (SUCH DECISION TO BE MADE BY LANDLORD AT TIME OF CONSENT OF ALTERATION), become the property of the Landlord upon the Expiration Date and shall be surrendered with the Premises as a part thereof, or shall be removed at Tenant's expense; and (h)Tenant shall have provided Landlord with reasonably detailed plans for such Alterations in advance of requesting Landlord's consent. Additionally, before proceeding with any Alterations, Tenant shall (i) at Tenant's expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations; (ii) submit to Agent, for Landlord's written approval, working drawings, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received said approval; and (iii) cause those contractors, materialmen and suppliers engaged to perform the Alterations to deliver to Landlord certificates of insurance (in a form reasonably acceptable to Landlord) evidencing policies of commercial general liability insurance (providing the same coverages as required in SECTION 10.1.1 above) and workers' compensation insurance. Such insurance policies shall satisfy the obligations imposed under SECTION 10.1.1(A) through (D) AND (F). After obtaining Landlord's approval to the Alterations, Tenant shall give Landlord at least five days' prior written notice of the commencement of any Alterations at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises.

                  11.2. PERFORMANCE OF ALTERATIONS. Tenant shall cause the Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, and with Landlord's reasonable rules and regulations or any other restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Property established by Landlord or Agent. Alterations shall be performed by properly licensed contractors first approved by Landlord, and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony, and not interfere with, Landlord and its agents and contractors (if any) or with any other tenants or occupants of the Property. Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations and shall provide Landlord with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

                  11.3. LIEN PROHIBITION. Tenant shall pay when due all claims for labor and material furnished to the Premises in connection with the Alterations. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises or the Property. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within 30 days after NOTIFICATION OF the filing thereof; or, within such thirty
(30) day period, Tenant shall provide Landlord, at Tenant's sole expense, with endorsements (satisfactory, both in form and substance, to Landlord and the holder of any mortgage or deed of trust) to the existing title insurance policies of Landlord and the holder of any mortgage or deed of trust, insuring against the existence of, and any attempted enforcement of, such lien or encumbrance. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand and as Additional Rent under this Lease, for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in SECTION 22.3, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises or the Property. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers

                             Tenant Initial__________ Landlord Initial__________
or materialmen or others for Alterations performed for, or materials or supplies furnished to, Tenant or persons claiming under Tenant.

                  The language of this provision shall be binding upon the Landlord, its successors and assigns, and the heirs, assignees, administrators, legal representatives, executors or successors of the Tenant.

                  THE INTEREST OF THE LANDLORD IN THE PREMISES AND THE PROPERTY SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR ALTERATIONS MADE BY THE TENANT OR ANY OTHER ACT OF TENANT.

         A notice concerning this provision of this Lease has been executed by Landlord and has been recorded with the clerk of the Court of the County named in Section 1.3. This Notice reads as follows:

                                 S P E C I M E N

                         NOTICE REGARDING MECHANIC LIENS

Notice is hereby given of certain provisions contained in the Leases between FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC., as Landlord, and the Tenants of the Premises on property hereinafter described. This notice is given pursuant to 713.10, Florida Statutes, 1997. FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC., as Landlord, and on behalf of its successors and assigns, hereby gives notice as follows:

1.       The name of the Landlord is FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC.

2. The legal description of the parcel of land to which this notice applies is described in EXHIBIT A attached hereto and by this reference made a part hereof.

3. MECHANIC'S LIEN. Tenant agrees that Tenant will pay or cause to be paid all costs for Alterations and other acts done by Tenant or caused to be done by Tenant on the Premises of a character which could, but for the prohibitions hereinafter contained, result in liens on Landlord's interest therein, and Tenant will keep the Premises free and clear of all mechanic's liens and other liens on account of Alterations done for Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers or materialmen or others for Alterations performed for, or materials or supplies furnished to, Tenant or persons claiming under Tenant.

         THE INTEREST OF THE LANDLORD IN THE PREMISES AND THE PROPERTY SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR ALTERATIONS MADE BY THE TENANT OR ANY OTHER ACT OF TENANT.

4. All leases entered into for space in the Premises on the parcel of land described in EXHIBIT A attached hereto contain the language identified in paragraph 3 above.

                          LANDLORD: FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC.,

                          BY:___________________________________________________

                                 END OF SPECIMEN

                             Tenant Initial__________ Landlord Initial__________

Tenant agrees that the Public Notice contained above, which has been recorded in the public records of the county where the leased Premises are located, may be effectively discharged, released, and removed from said public records by Landlord alone executing and recording in the public records a notice that the leased Premises are discharged and released from the terms of this Section, as well as all other provisions of this Lease.

         12.      LANDLORD'S AND TENANTS PROPERTY.

                  12.1. LANDLORD'S PROPERTY. Subject to SECTION 12.2, all fixtures, machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "LANDLORD'S PROPERTY"), without compensation or credit to Tenant; and shall not be removed by Tenant at the Expiration Date unless Landlord requests their removal. "NOTWITHSTANDING THE FOREGOING, (i) THE UPS SYSTEM AND BACKUP GENERATOR SHALL NOT BE DEEMED LANDLORD'S PROPERTY AND SHALL BE REGARDED AS A COMPONENT OF TENANT'S PROPERTY (AS HEREINAFTER PROVIDED) AND (ii) TENANT SHALL BE RESPONSIBLE FOR REPAIRING (TO LANDLORD'S REASONABLE SATISFACTION) ANY DAMAGES TO PREMISES OR THE PROPERTY RESULTING FROM ANY INSTALLATION AND/OR REMOVAL OF THE UPS SYSTEM AND BACKUP GENERATOR." Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole discretion): any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other HVAC equipment, fencing or security gates, or other similar building operating equipment and decorations.

                  12.2. TENANT'S PROPERTY. All movable non-structural partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, that are installed in the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Property, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "TENANT'S PROPERTY") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises or to the Property resulting from the installation and/or removal thereof. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property and any Alterations (except such items thereof as constitute Landlord's Property; or as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair (to Landlord's reasonable satisfaction) any damage to the Premises or the Property resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, Tenant may remove Tenant's Property from the Premises only upon the express written direction of Landlord.

         13.      REPAIRS AND MAINTENANCE.

                  13.1. TENANT REPAIRS AND MAINTENANCE. Tenant shall, at its expense, throughout the Term, (i) maintain and preserve in THE SAME CONDITION AS PROVIDED AT OCCUPANCY (subject to normal and customary wear and tear), the Premises and the fixtures and appurtenances therein (including, but not limited to, the Premises' plumbing and HVAC systems, all doors, overhead or otherwise, glass and levelers located in the Premises or otherwise available in the Property for Tenant's sole use; and excluding, however, those components of the Premises for which Landlord is expressly responsible under SECTION 13.2); and maintain, in full force and effect, a preventative maintenance and service contract with a reputable service provider for maintenance of the HVAC systems of the Premises (a copy of which service agreement shall be provided to Landlord within ten (10) days after the Commencement Date). Tenant shall also be responsible for all cost and expenses incurred to perform any and all repairs and replacements (whether structural or non-structural; interior or exterior; and ordinary or extraordinary), in and to the Premises and the Property and the facilities and systems thereof, if and to the extent that the need for such repairs or replacements arises directly or indirectly from any or all of: (a) the performance or existence of any Alterations, (b) the installation, use or operation of Tenant's Property in the Premises, (c) the moving of Tenant's

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Property in or out of the Property, and (d) any act, omission, misuse, or neglect of Tenant, any of its subtenants, or others entering into the Premises by act or omission of Tenant or any subtenant. Without limiting the generality of the foregoing, Tenant, at its expense, shall promptly replace or repair all scratched, damaged, or broken doors and glass and floor coverings in and about the Premises, and replace and properly dispose of all light bulbs in the Premises and repair and maintain all plumbing and electrical fixtures therein. Any repairs or replacements required to be made by Tenant to any or all of the structural components of the Property and the mechanical, electrical, sanitary, HVAC, or other systems of the Property or Premises shall be performed by appropriately licensed contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

                  13.2. LANDLORD REPAIRS. Notwithstanding anything contrary herein, Landlord shall repair, replace and restore the foundation, exterior and interior load-bearing walls, roof structure and roof covering and tuckpointing of the Property; provided, however, that (i) all costs and expenses so incurred by Landlord to repair, replace and restore the above items shall constitute Operating Expenses; provided, however, that with respect to any costs incurred in the replacement context, those costs shall not constitute an Operating Expense except to the extent that such costs so qualify under SECTION 3.1.1(viii); and (ii) notwithstanding (i) above, in the event that any such repair, replacement or restoration is necessitated by any or all of the matters set forth in SECTIONS 13.1(a) through (d) above (collectively, "TENANT NECESSITATED REPAIRS"), then Tenant shall be required to reimburse Landlord for all costs and expenses that Landlord incurs in order to perform such Tenant Necessitated Repairs, and such reimbursement shall be paid, in full, within 10 days after Landlord's delivery of demand therefor. Landlord agrees to commence the repairs, replacements or restoration described in this SECTION 13.2 within a reasonable period of time after receiving from Tenant written notice of the need for such repairs.

         14. UTILITIES. Tenant shall purchase all utility services from the utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of either or both of (i) any of the electrical conductors and equipment in or otherwise servicing the Premises; and (ii) the HVAC systems of either or both of the Premises and the Property. Tenant shall be responsible for the cost of collection and removal of trash from the Premises whether, at Landlord's option, Tenant purchases such services directly or Landlord arranges for same. Landlord may, if Landlord so elects, install re-registering meters at the Premises and collect from Tenant, as Additional Rent, any and all charges for utilities so metered, at a cost no greater to Tenant than would be incurred should the local utility company or governmental unit have furnished such utilities directly to the Premises.

         15. INVOLUNTARY CESSATION OF SERVICES. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of any or all of the HVAC, electric, sanitary, elevator (if any), and other systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord or Agent, in good faith, deems necessary or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of services to the Premises or to the Property that occurs as a result of causes beyond Landlord's or Agent's reasonable control. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease, including, but not limited to, the obligation to pay Rent. NOTWITHSTANDING THE ABOVE, IN THE EVENT THAT THE SERVICES ABOVE ARE INTERRUPTED FOR MORE THAN FIVE DAYS DUE TO LANDLORD'S NEGLIGENCE OR WILLFUL MISCONDUCT, WITH SUCH INTERRUPTION CAUSING THE PREMISES TO BE UNTENABLE, TENANT SHALL BE ENTITLED TO AN ABATEMENT OF RENT FOR EACH DAY THEREAFTER THAT IT IS WITHOUT SERVICE.

         16. LANDLORD'S RIGHTS. Landlord, Agent and their respective agents, employees and representatives shall have the right to enter and/or pass through the Premises at any time or times upon reasonable prior notice (except in the event of emergency): (a) to examine and inspect the Premises and to show them to actual and prospective lenders, prospective purchasers or mortgagees of the Property or providers of capital to Landlord and its affiliates; and (b) to make such repairs, alterations, additions and improvements in or to all or any portion of

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either or both of the Premises and the Property, or the Property's facilities and equipment as Landlord is required or desires to make. Landlord and Agent shall be allowed to take all materials into and upon the Premises that may be required in connection with any repairs, alterations, additions or improvements, without any liability to Tenant and without any reduction or modification of Tenant's covenants and obligations hereunder; provided, however, that Landlord shall use reasonable efforts to limit interference with Tenant's business operations and Tenant's occupancy and use of the Premises. During the period of six months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises or is otherwise in default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants. If Tenant shall not be personally present to permit an entry into Premises when for any reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefore and without in any manner affecting Tenant's obligations under this Lease. Additionally, Landlord and Agent shall have the following rights with respect to the Premises, exercisable without notice to Tenant without liability to Tenant (EXCEPT TO THE EXTENT OF ANY NEGLIGENCE ON THE PART OF LANDLORD OR ITS AGENTS OR EMPLOYEES), and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) to designate and approve, prior to installation, all types of signs; (ii) to have pass keys, access cards, or both, to the Premises;
(iii) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises; PROVIDING TENANT IS IN DEFAULT HEREUNDER, and (iv) to install "For Lease" signs in or upon the Premises beginning one hundred eighty (180) days prior to the end of the Term. Landlord shall have no obligation to provide any security service or alarms to the Property or the Premises; any such security service or alarms deemed necessary by the Tenant shall be purchased directly by Tenant.

         17.      NON-LIABILITY AND INDEMNIFICATION.

                  17.1. NON-LIABILITY. Except as provided in SECTION 17.2.2, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss. Further, except as provided in SECTION 17.2.2, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant
(a) for any damage caused by other tenants or persons in, upon or about the Property, or caused by operations in construction of any public or quasi-public work; (b) injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Property, or from the pipes, appliances or plumbing work of the same.

                  17.2.    INDEMNIFICATION.

                           17.2.1.  TENANT INDEMNIFICATION. Tenant hereby
indemnifies, defends, and holds Landlord, Agent and their respective affiliates, owners, partners, directors, officers, agents and employees (collectively, "LANDLORD INDEMNIFIED PARTIES") harmless from and against any and all Losses (defined below) arising from or in connection with any or all of: (a) the conduct or management of either or both the Property and the Premises or any business therein, or any work or Alterations done, or any condition created by any or all of Tenant and Tenant's Parties in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant is given access to the Premises; (b) any act, omission or negligence of any or all of Tenant and Tenant's Parties; (c) any accident, injury or damage whatsoever (unless caused by Landlord's negligence) occurring in, at or upon either or both of the Property and the Premises and caused by any or all of Tenant and Tenant's Parties; (d) any breach by Tenant of any of its warranties and representations under this Lease; (e) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code; (f) any violation or alleged violation by any or all of Tenant and Tenant's Parties of any Law including, without limitation, any Environmental Law; (g) any breach of the provisions of SECTION 9 by any or all of Tenant and Tenant's Parties; (h) claims for work or labor performed or materials supplies furnished to or at the request of any or all of Tenant and Tenant's Parties; (i) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease;
(j) any Hazardous Materials used, exposed, emitted, released, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled in, at, near or under all or any portion of the Premises as a result of the acts or omissions of any or all of Tenant and Tenant's Parties; and (k) the violation of any Environmental Law or any permit, application or consent required in connection with any Environmental Law by any or all of Tenant

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and Tenant's Parties with respect to the Premises during the Term, excluding, however, any violation of any Environmental Law resulting directly from the acts or omissions of Landlord and Landlord's employees, agents and contractors (collectively, "TENANT'S INDEMNIFIED MATTERS"). In case any action or proceeding is brought against any or all of Landlord and the Landlord Indemnified Parties by reason of any of Tenant's Indemnified Matters, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party (defined below), shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord. The term "LOSSES" shall mean all claims, demands, expenses, actions, judgments, damages (actual, but not consequential), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Premises or the Property, damages for the loss or restriction on use of any space or amenity within the Premises or the Property, damages arising from any adverse impact on marketing space in the Property, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, without limitation, attorneys' and consultants' reasonable fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity. The provisions of this SECTION 17.2.1 shall survive the expiration or termination of this Lease.

                           17.2.2.  LANDLORD INDEMNIFICATION. Landlord hereby
indemnifies, defends and holds Tenant harmless from and against any and all Losses actually suffered or incurred by Tenant as the sole and direct result of any negligent, willful or intentional acts or omissions of any or all of Landlord, Agent and any OF THEIR AGENTS OR EMPLOYEES; ANY BREACH BY LANDLORD OF ITS REPRESENTATIONS AND WARRANTIES PURSUANT TO THIS LEASE; AND ANY ACCIDENT, INJURY OR DAMAGE (UNLESS CAUSED BY TENANT'S OR ANY TENANT'S PARTIES' NEGLIGENCE) OCCURRING IN, AT OR UPON EITHER OR BOTH OF THE PROPERTY AND PREMISES AND CAUSED BY LANDLORD, AGENT OR ANY OF THEIR AGENTS OR EMPLOYEES parties' within the direct and sole control of either or both of Landlord and Agent. In the event that any action or proceeding is brought against Tenant, and the foregoing indemnity is applicable to such action or proceeding, then Landlord, upon notice from Tenant, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. Notwithstanding anything to the contrary set forth in this Lease, however, in all events and under all circumstances, the liability of Landlord to Tenant shall be limited to the interest of Landlord in the Property, and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. The provisions of this SECTION 17.2.2 shall survive the expiration or termination of this Lease.

                  17.3. FORCE MAJEURE. NEITHER PARTY HERETO shall have ANY liability whatsoever to THE OTHER, with respect to any act, event or circumstance arising out of (a) SUCH PARTY'S failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, ACTS OF TERRORISM, or any other cause, whether similar or dissimilar, beyond SUCH PARTY'S reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Property, beyond SUCH PARTY'S reasonable control. THE REASONS LISTED IN CLAUSES (a) AND (b) ABOVE, COLLECTIVELY, "FORCE MAJEURE"; PROVIDED, HOWEVER, THAT THE TERMS OF THIS SENTENCE SHALL IN NO EVENT APPLY TO TENANT'S OBLIGATION TO PAY RENT OR ANY OTHER SUMS DUE HEREUNDER, WHICH AMOUNTS TENANT SHALL REMAIN OBLIGATED TO PAY WHEN DUE NOTWITHSTANDING THE EXISTENCE OF ANY FORCE MAJEURE EVENT.

         18.      DAMAGE OR DESTRUCTION.

                  18.1. NOTIFICATION AND REPAIR. Tenant shall give prompt notice to Landlord and Agent of (a) any fire or other casualty to the Premises or the Property, and (b) any damage to, or defect in, any part or appurtenance of the Property's sanitary, electrical, HVAC, elevator or other systems located in or passing through the Premises or any part thereof. Tenant shall be liable for any claim, loss, damage, cost or expense resulting from Tenant's failure to give Landlord the foregoing notice in a timely manner. Subject to the provisions of SECTION 18.3 below, if either or both of the Property and the Premises is damaged by fire or other insured CASUALTY, Landlord shall repair (or cause Agent to repair) the damage (REPAIRS TO BE OF AN EQUAL OR BETTER QUALITY AS COMPARED TO THE CONDITION OF THE PREMISES AND PROPERTY PRIOR TO THE CASUALTY EVENT) and restore and rebuild the Property and/or the Premises (except for Tenant's Property) with reasonable dispatch after (x) notice to it of the damage or destruction and (y) the adjustment of the insurance proceeds attributable to such damage. Subject to the provisions of SECTION 18.3 below, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim

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                                       16
shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Property pursuant to this Section. Landlord (or Agent, as the case may be) shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

                  18.2. RENTAL ABATEMENT. Provided that any damage to either or both of the Property and the Premises is not caused by, or is not the result of WILLFUL MISCONDUCT, acts or omissions by, any or all of Tenant and Tenant's Parties, if (a) the Property is damaged by fire or other casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Rent shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant.

                  18.3. TOTAL DESTRUCTION. If the Property or the Premises shall be totally destroyed by fire or other casualty, or if the Property shall be so damaged by fire or other casualty that (in the reasonable opinion of a reputable contractor or architect designated by Landlord): (i) its repair or restoration requires more than 180 days or (ii) such repair or restoration requires the expenditure of more than 50% of the full insurable value of the Property immediately prior to the casualty or (iii) the damage (x) is less than the amount stated in (ii) above, but more than 10% of the full insurable value of the Property; and (y) occurs during the last two years of Lease Term, Landlord and Tenant shall each have the option to terminate this Lease (by so advising the other, in writing) within 10 days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises or the Property by Landlord. In such event, the termination shall be effective as of the date upon which either Landlord or Tenant, as the case may be, receives timely written notice from the other terminating this Lease pursuant to the preceding sentence. If neither Landlord nor Tenant timely delivers a termination notice, this Lease shall remain in full force and effect. Notwithstanding the foregoing, if (A) any holder of a mortgage or deed of trust encumbering the Property or landlord pursuant to a ground lease encumbering the Property (collectively, "SUPERIOR PARTIES") or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises or the Property, or (B) the issuer of any casualty insurance policies on the Property fails to make available to Landlord sufficient proceeds for restoration of the Premises or the Property, then Landlord may, at Landlord's sole option, terminate this Lease by giving Tenant written notice to such effect within 30 days after Landlord receives notice from the Superior Party or insurance company, as the case may be, that such proceeds shall not be made available, in which event the termination of this Lease shall be effective as of the date Tenant receives written notice from Landlord of Landlord's election to terminate this Lease. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of repairs and restoration. For purposes of this SECTION 18.3 only, "FULL INSURABLE VALUE" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

                  18.4. INSURANCE PROCEEDS. Landlord shall not be obligated to expend in repairs and restoration an amount in excess of the proceeds of insurance recovered with respect to any casualty. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to either or both of the Premises and the Property (excluding any proceeds for damage to Tenant's Property). In the event that either or both of the Premises and the Property are not repaired or reconstructed, all proceeds of insurance (excluding any proceeds covering Tenant's Property), whether carried by Landlord or Tenant, shall be payable to Landlord. Landlord's duty to repair the Premises and the Property (excluding Tenant's Property) is limited to repairing the Premises to the condition existing immediately prior to such fire or other casualty.

         19. EMINENT DOMAIN. If the whole, or any substantial (as reasonably determined by Landlord) portion, of the Property is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, and such taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate effective when the physical taking of said Premises occurs. If less than a substantial portion of the Property is so taken or condemned, or if the taking or condemnation is FOR A PERIOD LESS THAN ONE HUNDRED AND EIGHTY (180) DAYS, (regardless of the portion of the Property affected), this Lease shall not terminate, but the Rent payable hereunder shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant. Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking or conveyance, and Tenant shall have no claim against Landlord for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any

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compensation specifically and independently awarded to Tenant for loss of business or goodwill, or for its personal property, shall be the property of Tenant.

         20. SURRENDER AND HOLDOVER. On the last day of the Term, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair (as defined by EXHIBIT E, attached hereto and incorporated herein by reference), except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, (b) Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease, and (c) Tenant shall surrender to Landlord any and all keys, access cards, computer codes or any other items used to access the Premises. Landlord shall be permitted to inspect the Premises in order to verify compliance with this SECTION 20 at any time prior to (x) the Expiration Date, (y) the effective date of any earlier termination of this Lease, or (z) the surrender date otherwise agreed to in writing by Landlord and Tenant. The obligations imposed under the first sentence of this SECTION 20 shall survive the termination or expiration of this Lease. If any repairs are required to be performed in, to or at the Premises (pursuant to the first sentence of this SECTION 20 or any other applicable provision of this Lease). Tenant shall cause such repairs to be performed, to Landlord's reasonable satisfaction PRIOR TO THE EXPIRATION OR TERMINATION OF THE TERM. If Tenant fails to timely comply with the preceding sentence, then Landlord shall have the right to cause the repairs to be performed, at Tenant's expense, and all such expenses so incurred by Landlord shall bear interest (at the rate specified in the second sentence of SECTION 22.3) from the date the expense is incurred until the date paid, in full, by Tenant (inclusive of interest). If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession: (i) Tenant shall be deemed a tenant-at-will; (ii) Tenant shall pay 150% of the aggregate of the Base Rent and Additional Rent last prevailing hereunder, and also shall pay all actual damages sustained by Landlord, directly by reason of Tenant's remaining in possession after the expiration or termination of this Lease; (iii) there shall be no renewal or extension of this Lease by operation of law; and (iv) the tenancy-at-will may be terminated by either party hereto upon fifteen (15) days' prior written notice given by the terminating party to the non-terminating party. The provisions of this SECTION 20 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

         21.      EVENTS OF DEFAULT.

                  21.1. It shall be a default by Tenant under this Lease if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any state or federal bankruptcy or insolvency law that is not dismissed within 90 days, or whenever a petition is filed by or against (to the extent not dismissed within 90 days) Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any state or federal law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar state or federal law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

                  21.2. Default Provisions. Each of the following shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay Rent or any other payment AS AND when due hereunder; (b) TENANT'S ABANDONMENT OF THE LEASED PREMISES PROVIDED, HOWEVER, TENANT SHALL NOT BE DEEMED TO HAVE ABANDONED THE LEASED PREMISES IF TENANT VACATES THE LEASED PREMISES BUT CONTINUES TO OPERATE THE AIR-CONDITIONING SYSTEMS AT REASONABLE TEMPERATURE SETTINGS AND OTHERWISE CONTINUES TO MAINTAIN THE LEASED PREMISES, AND CONTINUES TO PAY RENT AND ADDITIONAL RENT, AS REQUIRED HEREIN; or (c) Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of 30 days after Landlord's delivery to Tenant of written notice of such default under this Section 21.2(b); provided, however, that if the default cannot, by its nature, be cured within such 30 day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial 30 day cure period, then Landlord shall not exercise its remedies under Section 22 unless such default remains uncured for more than 60 days after Landlord's notice.

                  21.3. LANDLORDS DEFAULT. LANDLORD SHALL BE IN DEFAULT UNDER THE TERMS OF THIS LEASE IF (i) IT FAILS, WHETHER BY ACTION OR INACTION, TO TIMELY COMPLY WITH, OR SATISFY, ANY OF THE OBLIGATIONS IMPOSED ON LANDLORD UNDER THIS LEASE OR (ii) IN THE EVENT OF ANY BREACH BY LANDLORD OF ITS REPRESENTATIONS AND

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                                       18

WARRANTIES, AND, IN EITHER CASE SUCH BREACH OR FAILURE OF PERFORMANCE REMAINS UNCURED FOR A PERIOD OF THIRTY (30) DAYS AFTER LANDLORD'S RECEIPT OF WRITTEN NOTICE OF SUCH DEFAULT OR SUCH LONGER PERIOD AS MAY BE REASONABLY REQUIRED TO CURE SUCH DEFAULT.

         22.      RIGHTS AND REMEDIES.

                  22.1. LANDLORD'S CURE RIGHTS UPON DEFAULT OF TENANT. If Tenant defaults in the performance of any of its obligations under this Lease, and fails to cure such default on a timely basis (pursuant to SECTION 21.2), Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant.

                  22.2. LANDLORD'S REMEDIES. In the event of any default by Tenant under this Lease, Landlord, at its option, and after any applicable notice and cure period (as required pursuant to SECTION 21.2), but without additional notice or demand from Landlord, if any, as provided in SECTION 21.2 has expired, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity: (a) terminate this Lease and Tenant's right of possession of the Premises; or (b) terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord may, whether Landlord elects to proceed under Subsections (a) or
(b) above, relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. In addition, for purposes of any reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole discretion. In the event of the termination of this Lease by Landlord pursuant to (a) above, Landlord shall be entitled to recover from Tenant (i) all damages and other sums that Landlord is entitled to recover under any provision of this Lease or at law or in equity, including, but not limited to, all fixed dollar amounts of Base Rent and Additional Rent accrued and unpaid for the period up to and including such termination date; (ii) all other additional sums payable by Tenant, or for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord, under any of the provisions of this Lease, that may be then owing and unpaid; (iii) all costs and expenses (including, without limitation, court costs and attorneys' reasonable fees) incurred by Landlord in the enforcement of its rights and remedies under this Lease; and (iv) any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the positive difference, if any, between (x) the discounted present value (at 6% per annum) of the Base Rent provided to be paid for the remainder of the Term (measured from the effective termination date of this Lease) and (y) the fair market rental value of the Leased Premises (determined at the date of termination of this Lease) after deduction (from such fair market rental value) of the projected costs and expenses of reletting the Premises (including the anticipated costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) as reasonably estimated by Landlord. If Landlord elects to pursue its rights and remedies under Subsection (b) above, and the Premises are relet and a sufficient sum is not realized therefrom, then to satisfy the payment, when due, of Base Rent and Additional Rent reserved under the Lease for any monthly period (after payment of all Landlord's reasonable expenses of reletting), Tenant shall, in Landlord's sole judgment, either (i) pay any such deficiency monthly or (ii) pay such deficiency on an accelerated basis, which accelerated deficiency shall be discounted at a rate of 6% per annum. If Landlord elects to pursue its rights and remedies under Subsection (b) above, and Landlord fails to relet the Premises, then Tenant shall pay to Landlord the sum of (x) the projected costs of Landlord's expenses of reletting (including the anticipated costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) as reasonably estimated by Landlord and (y) the accelerated amount of Base Rent and Additional Rent due under the Lease for the balance of the Term, discounted to present value at a rate of 6% per annum. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. If Landlord elects to pursue its rights and remedies under Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a). In the event Landlord elects, pursuant to clause (b) of this SECTION 22.2, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's Property, Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in SECTION 20 hereof; and restore the Premises to the condition required hereunder, provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Base Rent and Additional Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled,

                             Tenant Initial__________ Landlord Initial__________
removed or stored by Landlord at the sole risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within 30 days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant.

                  22.3. ADDITIONAL RIGHTS OF LANDLORD. Any and all costs, expenses and disbursements, of any kind or nature, incurred by Landlord or Agent in connection with the enforcement of any and all of the terms and provisions of this Lease, including attorneys' reasonable fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of 5% per annum above the "prime" or "reference" or "base" rate (on a per annum basis) of interest publicly announced as such, from time to time, by the Bank One, or its successor ("DEFAULT RATE"), from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law. In addition to any provisions which may be additionally provided for by law, Tenant hereby grants to Landlord a security interest, pledged for the payment of any and all sums due under this Lease, into any and all personal property, goods, furnishings or equipment which may be owned by Tenant and housed within the Premises subject to this Lease and shall provide such UCC statements as Landlord may require. In the event of default, Tenant hereby consents that Landlord may immediately take possession of the Premises including personal property therein contained and may dispose or otherwise liquidate the same for the payment of Base Rent or Additional Rent with any surplus to inure to the benefit of the Tenant. Tenant further consents to the entry of ex parte injunctive relief to prohibit the removal of any personalty from the leased Premises at any time wherein Tenant may be in default. Tenant further waives the provisions of the posting of any bond by Landlord as provided for by Chapter 83 of the Florida Statutes or otherwise by law. The effective date of both the statutory Landlord's Lien and this aforementioned security interest shall be the inception of Tenant's tenancy of the Premises, it being expressly agreed that any renewal, extension or modification of this Lease shall not result in a novation nor in a new lease, such that this effective date shall remain unchanged throughout Tenant's tenancy. "NOTWITHSTANDING THE FOREGOING, LANDLORD AGREES THAT LANDLORD'S LIEN IS AND SHALL BE SUBORDINATE TO THE SECURITY INTEREST OR LIEN OF ANY CURRENT AND FUTURE LENDER WITH RESPECT TO TENANT'S EQUIPMENT, PERSONAL PROPERTY AND RECEIVABLES". SUCH SUBORDINATION SHALL BE AUTOMATIC WITHOUT THE NECESSITY OF AN ADDITIONAL WRITING, BUT LANDLORD WILL EXECUTE WITHIN SEVEN (7) BUSINESS DAYS ANY DOCUMENT REASONABLY REQUIRED BY TENANT'S LENDER OR LESSOR WITH RESPECT TO SUCH SUBORDINATION WITHOUT DELAY.

                  22.4. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then: (a) "adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three times the then current Base Rent payable hereunder; (b) any person or entity to which this Lease is assigned, pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment, and any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability; (c) notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code; and (d) if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's

                             Tenant Initial__________ Landlord Initial__________
property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

         23. BROKER. Tenant covenants, warrants and represents that the broker set forth in SECTION 1.9(A) was the only broker to represent Tenant in the negotiation of this Lease ("TENANT'S BROKER"). Landlord covenants, warrants and represents that the broker set forth in SECTION 1.9(B) was the only broker to represent Landlord in the negotiation of this Lease ("LANDLORD'S BROKER"). Landlord shall be solely responsible for paying the commission of Landlord's AND TENANT'S Broker, PURSUANT TO SEPARATE AGREEMENTS. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination or expiration of this Lease.

         24.      MISCELLANEOUS.

                  24.1. MERGER. All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

                  24.2. NOTICES. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

         If to Landlord:         First Industrial Development Services, Inc.
                                 311 South Wacker Drive, Suite 4000
                                 Chicago, Illinois 60606
                                 Attn: Exec. Vice President of Operations

         With a copy to:         First Industrial Development Services, Inc.
                                 6302 Benjamin Road, Suite 400
                                 Tampa, Florida 33634
                                 Attn: Robert Krueger, Sr. Regional Development
                                 Officer

         With a copy to:         Barack Ferrazzano Kirschbaum Perlman &
                                 Nagelberg LLC
                                 333 West Wacker Drive
                                 Suite 2700
                                 Chicago, Illinois 60606
                                 Attn: Suzanne Bessette-Smith

         If to Tenant:           ASSET ACCEPTANCE, LLC
                                 6985 MILLER ROAD
                                 WARREN, MICHIGAN 48092
                                 ATTN: Mr. MARK REDMAN, CFO

         WITH A COPY TO:         ASSET ACCEPTANCE, LLC
                                 6985 MILLER ROAD
                                 WARREN, MICHIGAN 48092
                                 ATTN: N.F. BRADLEY, CEO/PRESIDENT

                             Tenant Initial__________ Landlord Initial__________

                  24.3. NON-WAIVER. The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                  24.4. LEGAL COSTS. Any party in breach or default under this Lease (the "DEFAULTING PARTY") shall reimburse the other party (the "NONDEFAULTING PARTY") upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's attorneys' reasonable fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

                  24.5. PARTIES BOUND. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Property. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

                  24.6. RECORDATION OF LEASE. Tenant shall not record or file this Lease (or any memorandum hereof) in the public records of any county or state.

                  24.7. SURVIVAL OF OBLIGATIONS. Upon the expiration or other termination of this Lease, neither party shall have any further obligation nor liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination.

                  24.8. GOVERNING LAW; CONSTRUCTION. In the event that it is necessary to bring suit to enforce the terms of the Lease, the parties hereto agree that any court of competent jurisdiction situated in the County named in
SECTION 1.5 shall have venue of such action. This agreement shall be deemed to have been made in the County named in SECTION 1.5 and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

                  24.9. TIME. Time is of the essence for this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Property is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

                  24.10. AUTHORITY OF TENANT. If Tenant is a corporation, partnership, limited liability company, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body (i) authorizing

                             Tenant Initial__________ Landlord Initial__________
execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and (ii) certifying the authority of the party executing the Lease as having been duly authorized to do so.

                  24.11. WAIVER OF TRIAL BY JURY. THE LANDLORD AND THE TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

                  24.12. FINANCIAL INFORMATION. From time to time during the Term, Tenant shall deliver to Landlord information and documentation describing and concerning Tenant's financial condition, and in form and substance reasonably acceptable to Landlord, within ten (10) days following Landlord's written request therefor NOT MORE THAN ONCE EACH CALENDAR YEAR, UNLESS TENANT IS IN MONETARY DEFAULT. FINANCIAL INFORMATION SHALL BE KEPT CONFIDENTIAL AND SHARED ONLY WITH LANDLORD'S LAWYERS, ACCOUNTANTS AND ACTUAL AND PROSPECTIVE LENDERS.

                  24.13. CONFIDENTIAL INFORMATION. Tenant agrees to maintain in strict confidence the economic terms of this Lease and any or all other materials, data and information delivered to or received by any or all of Tenant and Tenants' Parties either prior to or during the Term in connection with the negotiation and execution hereof. The provisions of this SECTION 24.13 shall survive the termination of this Lease.

                  24.14. SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

                  24.15. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant hereunder.

                  24.16. INTENT OF PARTIES. It is the intention and purpose of the respective parties hereto that this Lease shall be a "Net Lease" to the Landlord (UNLESS OTHERWISE SPECIFIED WITHIN THE LEASE), and all REASONABLE cost or expense of whatever character or kind, general and special, ordinary and extraordinary, foreseen and unforeseen and of every kind and nature whatsoever that may be necessary in or about the operation of the Premises are to be viewed in light of such intention and purpose so as to construe this Lease as a "Net Lease".

                  24.17.   RADON DISCLOSURE: In accordance with Florida Statute
404.056 effective January 1, 1989, the following information is provided:

                           Radon Gas: Radon is a naturally occurring radioactive
gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                  24.18. RIDERS. All Riders and Exhibits attached hereto and executed (or initialed) both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

         25. OPTION TO EXTEND. TENANT SHALL HAVE AN OPTION TO EXTEND THE TERM PURSUANT TO THE TERMS AND CONDITIONS SET FORTH ON EXHIBIT F ATTACHED HERETO AND MADE A PART HEREOF.

         26. EXPANSION RIDER. LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT, WITHIN THIRTY (30) DAYS AFTER THE DATE OF THIS LEASE, LANDLORD AND TENANT SHALL USE GOOD FAITH, REASONABLE EFFORTS TO NEGOTIATE AND ENTER INTO AN AMENDMENT TO THIS LEASE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS ARE SET FORTH ON THAT CERTAIN TERM SHEET FOR EXPANSION OPTION ATTACHED HERETO AS EXHIBIT G AND INCORPORATED HEREIN BY REFERENCE.

                           [Signature Page to Follow]

                             Tenant Initial__________ Landlord Initial__________

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                          LANDLORD:

Signed in the presence of:                FIRST INDUSTRIAL DEVELOPMENT SERVICES,
                                          INC., a Maryland corporation

______________________________________
Witness:

______________________________________    By:   _______________________________
Witness                                         ROBERT J. KRUEGER
                                          Its:  Sr. Regional Development Officer

                                          TENANT:

                                          ASSET ACCEPTANCE, LLC, a Delaware
                                          limited liability company

______________________________________    By:   _______________________________
Witness                                         Signature

                                                _______________________________
______________________________________          Print Name
Witness

                                          Its:  _______________________________
                                                Title

                                                _______________________________
                                                Date

                             Tenant Initial__________ Landlord Initial__________

                                LEASE EXHIBIT A-1

                                    PROPERTY

PREMISES:         Approximately 52,280 square feet, consisting of approximately
                  52,280 square feet of office space (as illustrated on the Floor Plan on Page 2 hereof), in the building with the address of 2800 S. FALKENBURG ROAD, RIVERVIEW, FLORIDA 33569 (the
                  "Building").

PROPERTY:         The business park commonly known as FIRSTPARK @ BRANDON,
                  having the LEGAL description given on Page 3 hereof.

ZONING:           County of Hillsborough

                  Zoning Classification PD-MU

                             Tenant Initial__________ Landlord Initial__________

                                      A-1-1

                                LEASE EXHIBIT A-2

                                   FLOOR PLAN

                                  SEE ATTACHED

                             Tenant Initial__________ Landlord Initial__________

                                      A-2-1

                                LEASE EXHIBIT A-3

                                LEGAL DESCRIPTION

                               FirstPark @ Brandon

                                Buildings I & II

A parcel of land lying in Sections 31 and 32, Township 29 South, Range 20 East, Hillsborough County, Florida, and being more particularly described as follows:

Commencing at the Northeast corner of Section 31, thence along the Northerly line of Section 31, N89 degrees 28'15"W for 704.92 feet; thence departing said Northerly line, S00 degrees 31'48"W for 40.00 feet to a point on the southerly right-of-way line of Causeway Boulevard and the Point of Beginning; thence along said Southerly right-of-way line, S00 degrees 32'53"W for 28.36 feet; thence
S84 degrees 20'21"E for 888.18 feet to a point on Westerly right-of-way line of Interstate 75, said point being on a non-tangent curve, concave Northwesterly, having a radius of 3607.89 feet, a central angle of 00 degrees 21'43", an arc distance of 22.79 feet and a chord bearing and distance of S22 degrees 38'36" West, 22.79 feet to a point of intersection with a non-tangent curve, said curve concave Northwesterly, having a radius of 11173.16 feet and a central angle of 02 degrees 28'38", an arc length of 483.09 feet and a chord bearing and distance of S24 degrees 47'44"W for 483.05 feet to its intersection with a non-tangent line; thence S26 degrees 01'43"W for 68.29 feet; thence S89 degrees 41'34"W for
861.26 feet to the Easterly right-of-way line of Falkenburg Road; thence along the Easterly right-of-way line of Falkenburg Road N00 degrees 02'04"E for 579.17 feet; thence N45 degrees 17'05"E for 35.20 feet to a point on the Southerly right-of-way line of Causeway Boulevard; thence along said Southerly right-of-way line S89 degrees 28'15"E for 216.04 feet to the Point of Beginning.

Containing 13.06+/- Acres of land.

                             Tenant Initial__________ Landlord Initial__________

                                      A-3-1

                                 LEASE EXHIBIT B

                            RULES & REGULATIONS RIDER

1. No part of the Premises or Common Areas shall be used for any purpose other than as permitted by the zoning regulations of the County in which the Premises is located for the type of zoning given in Exhibit A or as stipulated in the Lease.

2. No materials or products shall be manufactured or stored that constitute a nuisance or cause the emission of noxious odors or gases or smoke. No burning of materials, outside or inside the Premises, will be permitted.

3. No fence, wall, loading facility, outside storage facility, or permanent improvements will be erected or constructed without the prior written approval of the Landlord.

4. Tenants will keep their Premises safe, clean, neat and provide for the removal of trash from their Premises. No pets will be allowed on the Premises.

5. NO MATERIALS, SUPPLIES OR PRODUCTS SHALL BE STORED OUTSIDE WITHOUT THE PRIOR WRITTEN APPROVAL OF THE LANDLORD.

6. Tenants shall not cause or make an excessive noise, odor, harmful sewage or vibration that could be deemed objectionable to other tenants.

7. No signs are to be erected other than the standard format. Signs are not to be erected other than on the space provided for the Premises.

8. Each tenant is to maintain a pest control program appropriate to their Use.

9. A fifteen (15) mile-per-hour speed limit is to be observed within the Property.

10. No employee parking will be permitted on the streets or in the Property other than in the areas designated by the Landlord.

11.      All enterprises are to be conducted in a business-like manner.

                             Tenant Initial__________ Landlord Initial__________

                                 LEASE EXHIBIT C

                            TENANT OPERATIONS INQUIRY

Tenant Name:

Tenant SIC Code/Description: ASSET ACCEPTANCE, LLC

Property Address: 2800 SOUTH FALKENBURG ROAD, RIVERVIEW, FLORIDA 33569

Property Number/Region: #_________ TAMPA

1.       Name of Company (if different from above) ________________________________________________________

2.       Address                                                                                   (local):
         __________________________________________________________________________________________________

         Phone (local)_____________________________________________________________________________________

3.       Address (corporate):______________________________________________________________________________

         Phone (corporate)_________________________________________________________________________________

4.       What is your business (brief description): _______________________________________________________
         __________________________________________________________________________________________________

         __________________________________________________________________________________________________

5.       What operations will you maintain at the proposed facility? ______________________________________
         __________________________________________________________________________________________________

         __________________________________________________________________________________________________

6.       Has your business received any Notices of Violation of environmental laws from municipal or state agencies regarding operations at your  current facility? If so, explain: _________________________

         __________________________________________________________________________________________________

         __________________________________________________________________________________________________

7.       Describe any assembly, manufacturing, machining, painting, printing or mechanical repair activities that will be part of your business operations at the proposed facility:________________

         __________________________________________________________________________________________________

         __________________________________________________________________________________________________

         __________________________________________________________________________________________________

8.       Will your employees operate electrical equipment that contains PCB's?         YES       NO

9.       Will your business operate one or more Underground Storage Tanks (UST's) at the proposed facility?
                                                                                       YES       NO

                             Tenant Initial__________ Landlord Initial__________

10.      Will your business operate one or more Aboveground Storage Tanks (AST's) at the proposed facility?
                                                                                       YES       NO

11. TENANT CHEMICAL INVENTORY AT PROPOSED FACILITY - (make additional copies, if required). You may exclude small quantities of toner and other office supplies)

                               What will be the          What will be the
        Chemicals           average quantity on the    maximum quantity on     What will be the annual   How will the chemical be
(by name where available)     proposed premises?      the proposed premises?        quantity used?                stored?
---------------------------------------------------------------------------------------------------------------------------------

   ________________            ________________          ________________          ________________          ________________

   ________________            ________________          ________________          ________________          ________________

   ________________            ________________          ________________          ________________          ________________

   ________________            ________________          ________________          ________________          ________________

   ________________            ________________          ________________          ________________          ________________

   ________________            ________________          ________________          ________________          ________________

                             Tenant Initial__________ Landlord Initial__________

________________            ________________          ________________          ________________          ________________

________________            ________________          ________________          ________________          ________________

________________            ________________          ________________          ________________          ________________

________________            ________________          ________________          ________________          ________________

Storage Methods (use all that apply): A) 55 gallon drum; B) 20 gallon drum;
C)2-5 gallon pallet/container; D) bulk dry packages; E) cartoned small containers (less than 2 gallons or 10 pounds) on pallets; F) on floor; G) on racks; H)Underground Storage Tank (UST); I) Above Ground Storage Tank (AST); J) other(please describe).

PLEASE NOTE: OUTSIDE STORAGE OF ANY NATURE IS NOT PERMITTED.

12. Describe any pollution control equipment that will be used at the proposed facility (example: paint spray booth, fume hood, waste water treatment). ___________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

13.      Will your operations     How will the          How will the wastes
         generate any chemical    chemical wastes       be disposed?
         wastes that require      be stored on-site?    (example: recycled,
         special disposal?                              landfilled, incinerated)
         (example: waste oil,
         waste solvent)
         _____________________    __________________    ________________________

         _____________________    __________________    ________________________

         _____________________    __________________    ________________________

         _____________________    __________________    ________________________

                             Tenant Initial__________ Landlord Initial__________

14.      Does your business have an EPA Hazardous Waste Generator ID Number?            YES         NO

15.      What spill prevention and containment measures will be in place for the chemicals and wastes stored at the proposed facility? (describe briefly) __________________________________________________________

         _______________________________________________________________________________________________________

         _______________________________________________________________________________________________________

16.      Does your business have an Emergency Response or Contingency Plan in place in the event of a chemical
         incident (please provide a copy)                                               YES         NO

16.      Does your business have any type of Hazardous Materials training program for your employees? (describe briefly): ____________________________________________________________________________________________

         _______________________________________________________________________________________________________

         _______________________________________________________________________________________________________

18.      Do you have copies of all Material Safety Data Sheets (MSDS) at your facility for the chemicals listed
         in question #7? (Please provide copies):                                       YES         NO

19.      Does your business carry environmental insurance coverage in the event of a chemical incident?
                                                                                        YES        NO

20.      Will you be required to make filings and notices or obtain permits as required by Federal and/or State regulations for the operations at the proposed facility? Specifically:

                  a. SARA Title III Section 312 (Tier II) reports                       YES         NO
         (> 10,000 lbs. of hazardous materials STORED at any one time)
                  b. SARA Title III Section 313 (Tier III) Form R reports               YES         NO
         (> 10,000 lbs. of hazardous materials USED per year)
                  c. NPDES or SPDES Stormwater Discharge permit                         YES         NO
                           (answer "No" if "No-Exposure Certification" filed)

21.      This form was prepared by the undersigned as a complete and correct description of Tenant's proposed operations at the location noted, and  the Landlord may rely on this information.

___________________________________               ______________________________
Signature                                         Print Name

___________________________________
Date

                             Tenant Initial__________ Landlord Initial__________

                                LEASE EXHIBIT D
                                ASSET ACCEPTANCE
                              TENANT IMPROVEMENTS
                               FIRSTPARK @ BRANDON

                                AUGUST 22, 2003

                                 SCOPE OF WORK


These outline specifications have been created to define the tenant build out work to be included in a turnkey arrangement between First Industrial and Asset Acceptance. All items addressed shall be part of the tenant build out cost.

This outline specification prepared by First Industrial Development Services (Contractor) defines the scope of work for the design and construction of 52,280 square feet of office space at FirstPark @ Brandon on Falkenburg Road and is based on a CAD floor plan, file NewTampa2.dwg, prepared by Richard Dawson and sent via email on May 2, 2003.

All material and equipment incorporated into this project shall be new. The Contractor shall guarantee all work to be free from defects of workmanship and material for one (1) year after completion.

GENERAL CONDITIONS:

General

Contractor will give to the proper authorities all notices required by law relative to the work of the project; obtain and pay for all building permits and licenses apply for other permits. Environmental use permits and permits required in conjunction with data processing or office activities will be the responsibility of Asset Acceptance. Additionally, any permits required for the computer installation, security system or furniture system installation including wiring would also be the responsibility of Asset Acceptance.

Codes

Contractor will be responsible for complying with local, state and federal building codes including the Standard Building Code and the American Disabilities Act.

Insurance

Contractor will maintain all required insurance as mandated by the State of Florida.

Clean Up

Excessive accumulation of waste materials and rubbish will be avoided by periodic removal from building and construction site. When the building project is substantially completed, Contractor will remove all debris, tools, scaffolding, and surplus materials, leaving the project in "wiped clean" condition. Contractor will clean all exterior windows, vacuum all carpeting; clean and apply two coats of wax to all vinyl composition tile flooring; clean all bathroom mirrors, fixtures and toilet partitions. All other cleaning if desired will be the responsibility of the Client.





Asset Acceptance LLC         Tenant Initial ______  Landlord Initial _______

Design and Engineering

Contractor in conjunction with Rick Z. Smith and Associates Architects, Inc. will facilitate preparation of a complete set of working drawings to include architectural, plumbing, HVAC, electrical, fire protection and structural review where required. Prior to commencing design of the tenant improvements the tenant will supply First Industrial design development drawings which depict the general space-planning layout. An allowance to complete the required build out has been included as part of this proposal. In addition to a layout drawing, the tenant shall supply specifications for all furniture and equipment which will be included in the build out or provided by others under and arrangement with the Client. Changes to the space plan after commencement of the design may necessitate additional fees.

Work not included with the Design and Engineering services will include data or security. All fixture furnishing and equipment space planning to be provided by the Client.

INTERIOR FINISHES

Quality of Materials

All finish materials installed in the tenant development build out shall meet the following quality standards. The tenant at additional cost can make upgrades to these standards. Actual selections to be approved by Tenant prior to purchase and installation.

1. Paint - All walls unless otherwise noted shall be painted with Sherwin Williams Latex Pro-Mar 200 or better. One coat of primer and one coat of semi-gloss finish shall be applied to the wall surfaces. Doors and jambs shall receive two coats of Minwax Golden Oak stain.


2. Carpet - Shaw Products - Division of Philadelphia Carpet, glue down, textured loop pile carpet. Style shall be Lynchburg 2602 Color Blue Diamond. Rooms where tenant requires borders or carpet upgrades can be supplied at an additional cost.

3. VCT - Storage, Restrooms and beak room shall receive Azrock Standard Series Colors vinyl composition tile. Tile shall be 12" x 12" x 1/8", conforming to ASTM F 1066, composition 1, class 2. Rooms where the tenant requires a pattern of multi colors can be supplied at an additional cost. Color shall be similar to Armstrong Excelon Vinyl 12 X 12 Pattern 51807.

4. Vinyl Wall Base - All tenant areas shall receiver wall base equal to Mercer 4" vinyl base.

5. Millwork - Toilet partitions bathroom vanities, counter tops and cabinetry shall be constructed with plastic laminate by Wilsonart, and colors as selected from manufacturer's standard solid color.

6. Wood doors - Interior tenant doors shall be 3'-0" x 6'-8", pre-hung, solid core birch veneer with stain grade casings and jambs.

7.   Interior windows - Provide up to 34 each 5' x 4' fixed windows at offices.

8. Finish Hardware - All tenant door hardware will be as manufactured by Ultra to meet ADA requirements, with function appropriate for intended use. Locksets will be lever style hardware with heavy-duty cylinder type with a polished brass finish. Landlord to furnish Tenant with a key plan upon receipt of Tenant's key and lock requirements.


Asset Acceptance LLC                Tenant Initial_____ Landlord Initial_____

TENANT AREA FINISHES

All tenant walls shall be constructed 3 6/8", 26 Ga. metal studs spaced at 24" o.o. with 1/2" gypsum wall board and be 9'-0" high. Interior partition layout shall be as indicated in the above referenced floor plan. Tenant areas shall receive vinyl base and Celotex BET 197(R) (2' X 4') or equal acoustical ceilings with R-19 fiberglass batt insulation unless otherwise noted. The floor and wall finishes shall be as outlined below:

Offices

- Floors -- Floor finish shall be carpet.
- Partition Height -- wall shall terminate above ceiling.
- Wall Finish -- Sherwin Williams Latex Pro-Mar 200
- Ceiling -- Celotex BET 197(R) 2' X 4' tile with white grid and R-19 fiberglass batt insulation
- Doors & Frame -- Building Standard pre-hung wood door
- Window (5' wide x 4' high) in bronze aluminum frame
- Electrical -- Three (3) duplex receptacles and one (1) Data conduit

Open Office Area

- Floors -- Floor finish shall be carpet.
- Partition Height -- none
- Wall Finish -- Sherwin Williams Latex Pro-Mar 200
- Ceiling -- Celotex BET 197(R) 2' X 4' tile with white grid and R-19 fiberglass batt insulation
- Doors & Frame -- none
- Electrical -- one junction box above ceiling with three circuits per work group to match existing Tampa facility.
- One data pole and power pole per new furniture grouping

Restrooms

- Floors -- Azrock Standard Series Vinyl Composition Tile
- Partition Height -- wall shall extend to above ceiling, partitions to be insulated
- Wall Finish -- Sherwin Williams Latex Pro-Mar 200
- Ceiling -- Celotex BET 197(R) 2' X 4' tile with white grid and R-19 fiberglass batt insulation
- Doors & Frame -- Building Standard wood door and frame
- Millwork -- 48 lnft of restroom vanities; 32 toilet and urinal stall partitions
- One GFI outlet at each vanity

Break Room

- Floors -- Azrock Standard Series Vinyl Composition Tile
- Partition Height -- wall shall extend to above ceiling, partitions to be insulated
- Wall Finish -- Sherwin Williams Latex Pro-Mar 200
- Ceiling -- Celotex BET 197(R) 2' X 4' tile with white grid and R-19 fiberglass batt insulation
- Doors & Frame -- Building Standard wood door and frame
- Millwork -- 20 lnft of base and upper cabinets at kitchenette area
- Ten GFI electrical outlets at counter (six will be dedicated for microwaves)
- Five dedicated circuits with ten single receptacles for vending machines
- Commercial grade garbage disposal will be furnished at break room sink


Asset Acceptance LLC                     Tenant Initial____ Landlord Initial____

ROUGH CARPENTRY

Walls supporting millwork or miscellaneous specialties shall receive wood blocking.

GLASS AND WINDOW TREATMENTS

Tint all exterior windows
Provide mini blinds at all exterior and interior offices to match existing Tampa facility, install windows at 23 each -- 10' x 12' storefront sections at overhead door opening

SPECIALTIES

Folding Partition

A sound insulated folding wall with vinyl finish shall be provided at Training Room. An allowance of $17,600 has been included for this installation and the required structural supports and structural modifications to the building to accommodate the partition loads.

Motorized Projection Screen

Provide two motorized recessed projection screen, 8' wide x 8' high. An allowance of $3,000 per unit has been included for this work and the required structural supports.

Building Exterior Signage

One exterior, building park standard, sign is included. Interior signage, other than that required by code is not included.

FURNISHINGS

Office Furniture

The purchase, installation and electrical connection of the modular furniture, desks, office furniture, filing systems and office equipment are specifically excluded from this scope.

Blinds and window tint at exterior windows conforming to the park standard are included. No blinds are included at interior windows.

FIRE PROTECTION SYSTEM

Fire Sprinkler System

The layout of the sprinkler heads shall be revised to conform to tenant room layout. Building system is designed to accommodate Group II ordinary hazard in accordance with NFPA 13.

PLUMBING SYSTEM

Women's -- ADA compliant restroom with one (1) handicapped water closets; seven
(7) standard water closets; one (1) handicapped lavatory and four (4) sinks in vanity. Two such restrooms shall be provided.

Men's -- ADA compliant restroom with one- (1) handicapped water closet; three
(3) standard water closets; four (4) urinals; one (1) handicapped lavatory and four (4) sinks in vanity.

All water closets shall be commercial grade pressure assisted flush tank models.

Asset Acceptance LLC                  Tenant Initial ____  Landlord Initial ____

All restrooms include mirrors, grab bars at handicapped water closet fixtures, paper towel and toilet paper dispensers.

Installations of two (2) break room sinks.

Provide one under counter water heater at each restroom area.

Drinking fountains included outside of each bathroom area.

HEATING, VENTILATING AND AIR CONDITIONING SYSTEM

The tenant build out will include split HVAC system at a rate of 300 square feet +/- per ton. Air handlers will be hung at 11'-6" above finish floor and condensers will be mounted on the roof. Ductwork will be R-6 duct board & flex duct. Registers to be R-6 perforated supply diffusers, return grills to be high velocity Model CC5 registers or equal.

HVAC systems shall have one-year parts and labor warranty and a five-year warranty on the compressors.

Complete installation of up to 175 tons of split HVAC systems for the office area.

Complete installation of a 5 ton split HVAC system at the computer room. Final system design shall be capable of handling load for a 500 SF computer room.

Ceiling mounted exhaust fans at restrooms will be provided.

ELECTRICAL SYSTEM

Power Distribution

Power distribution from building main is included in the tenant improvement scope. A 2000 AMP, 208 V, 3 Phase service will be provided and distributed to ten 200 amp subpanels located along the south wall of the building.

Includes relocation of Asset Acceptance existing UPS system to the new building. UPS unit will be disconnected from present location and replace with a new 120/208V, 200 amp, 42-circuit panel. All existing circuits will be re-fed to new permanent panel.

Includes electrical connections to back up generator and transfer switch. Generator and transfer switch to be purchased and installed by Landlord and all costs to be reimbursed to Landlord by Tenant.

Telephone Conduit

Conduit is provided from building utility service area to the rear warehouse wall of each bay. Service beyond this point is by others.

LIGHTING SYSTEM

Building Lighting

Office areas with ceilings will receive 2x4 three T8 lamp, electronic ballast fixtures with acrylic lens. 615 fixtures have been included. Exit and emergency lighting will be provided as required by code.


Asset Acceptance LLC                 Tenant Initial ____ Landlord Initial ____

Devices

Data Drops @ New Partitions:       60    each
Switches:                          60    each
3-way switches:                    10    each
Duplex Receptacles:                130   each
Dedicated Receptacles:             22    each
GFI Outlets:                       8     each
3 circuit junction boxes           50    each
Data or power poles                68    each

Clarifications / Exceptions

The shell building for the above referenced tenant improvements will be a Butler pre-engineered steel building with Butler's MR24 standing seam metal roof. Butler Manufacturing provides a 30 year material warranty with the roof sheet materials used in the MR24 system. Exterior walls to be of concrete tiltwall construction.

A covered smoking area will be provided at the east end of the building. Area will be comprised of a 12' x 20' aluminum open wall structure.

Items not included

The following are specifically excluded from the contractor's proposal:

- Setting, wiring, plumbing or connections of tenant equipment or furnishings, including Client's equipment, such as computers, CRT's, computer peripherals, process equipment, telephone equipment
-  Alarm systems or fire alarm systems
-  Raised computer room floor
- Furniture and office furnishings including de-mountable landscape office partitioning, power poles, kitchen equipment, appliances, vending machines, racking and shelving, audiovisual equipment
- Relocation and connection of existing telephone/data poles and power poles by others
-  Power connections to equipment and power wiring of cubical furniture
-  Trash containers or compactors
-  Accent lighting
-  Vinyl wall covering
- Tenant specified emergency generator and transfer switch to be purchased and installed by Landlord and such costs to be reimbursed to Landlord by Tenant
- FirstPark @ Brandon is a Verizon SmartPark. Tenant shall be responsible for coordinating with Verizon for services.
- Tenant to establish service with Utility Companies. Landlord to reimburse Tenant for such utilities up to the lease commencement date.










Asset Acceptance LLC                    Tenant Initial____ Landlord Initial____

                                 LEASE EXHIBIT E

                  BROOM CLEAN CONDITION AND REPAIR REQUIREMENTS

1. Park rules do not permit decals, stickers or other material to be affixed to the storefront glass. Should any have been displayed, they should be removed, without damage to, or residue remaining upon, the reflective film.

2. All exterior and interior locks and all door hardware should be in good repair and operating condition. If tenant has rekeyed so that current locks are not compatible with our master keying system, we will need to rekey the exterior locks to our master system, at tenant's expense. Also, keys are needed for each interior lock, including doors, a/c thermostat boxes, towel holders, etc.

3. Interior glass, mullions, sills and mini-blinds should be cleaned. Damaged blinds should be repaired, or replaced, if required.

4. Alarm system hardware, including control panels, keypads and sensors, should be deactivated and removed, and any wall or other damage from mounting should be repaired.

5. HVAC system must be in good working order. Filters must be changed, and all thermostats must be in working order. Tenant must supply Landlord with maintenance records.

6. All plumbing should be operational and free from leaks. Fixtures should not be dented, cracked or chipped. Water heater must work.

7. All ceiling lights should be fully operational, including all lamps. Lighting configuration should be as shown by space plan included with Lease.

8. All ceiling tile and grid should be complete, intact and undamaged and free of excessive dust from lack of changing filters. (No ceiling tiles may be missing or damaged.)

9. Wall surfaces should be free of mounting brackets, or holes therefrom. Water or impact damage to walls should be repaired. Patchwork should be neat, to blend in with existing wall finish. Holes in doors or trim should be similarly repaired.

10. Vinyl or other wood base or molding should be complete, intact and free from damage.

11. Carpets should be thoroughly vacuumed. If heavily soiled, carpet will require shampooing or other soil-extraction treatment. If stains can be "spot removed", this may be acceptable.

12.      Vinyl or other floor tile should be cleaned.

13. Restrooms should be thoroughly cleaned, as in the normal housekeeping routine for the suite. This includes fixtures, mirrors, vanity and cabinet tops and interiors.

14. All mechanical equipment should be in good operating order. This includes, but is not limited to, sump pumps, hoists and lifts, dock levelers, motorized dampers and exhaust fans.

15. Warehouse, shop, plant and other concrete floors should be cleaned of any sediment adhering to the surface, and then swept clean.

16.      Holes in warehouse walls should be patched.

                             Tenant Initial__________ Landlord Initial__________

17. Overhead doors must be free of any cracked lumber, broken or dented panels. Overhead door springs, rollers, tracks, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition. Interior surfaces should be reasonably clean and free from dirt or other sediment.

18. Any shelving, partitions or other structures within the warehouse must be in good condition, meeting all building and safety codes, or else be repaired or removed, at the option of FIRST INDUSTRIAL.

19.      Cobwebs should be removed from all office and warehouse areas.

20.      All EXIT and emergency lighting should be fully operational.

21. All fire extinguishers should be fully charged, and mounted as per code.

22.      All debris must be removed and properly disposed of by tenant.

23. Any damage to the exterior of the suite, including the building structure, light fixtures, dock bumpers, stairs, truck wells, guardrails, bollards, or air conditioning equipment, caused by the tenant, its agents or employees, will be repaired by FIRST INDUSTRIAL at tenant's expense.

24. No fixtures of any type may be removed from the suite without written permission from FIRST INDUSTRIAL. This includes all fixtures, whether provided by the landlord or tenant. A fixture is anything that is attached to the building or premises.

25. Any and all tenant-provided improvements must meet building code requirements as well as FIRST INDUSTRIAL standards for construction, be brought to meet same, or be demolished and removed and the premises restored, at FIRST INDUSTRIAL'S option.

                             Tenant Initial__________ Landlord Initial__________

                                 LEASE EXHIBIT F

                                OPTION TO EXTEND

1. TENANT SHALL HAVE THE OPTION TO EXTEND THE LEASE TERM FOR TWO (2) ADDITIONAL PERIODS OF FIVE (5) YEARS (THE "RENEWAL TERM") WITH RESPECT TO THE PREMISES, WHICH MUST INCLUDE ANY SPACE ADDED AS PART OF THE PREMISES, UPON THE SAME TERMS AND CONDITIONS AS PROVIDED IN THE LEASE (UNLESS HEREAFTER CHANGED OR MODIFIED BY A MUTUAL AGREEMENT IN WRITING), EXCEPT THAT, FOR THE EXTENDED TERM:

                  a. UPON EXERCISE OF THE SECOND OPTION TO EXTEND THE LEASE TERM, THE LEASE, AS EXTENDED, SHALL NOT CONTAIN ANY ADDITIONAL OPTION TO EXTEND AS PROVIDED IN THIS RIDER;

                  b. THE ANNUAL BASE RENT SHALL BE THE ANNUAL BASE RENT PAYABLE WITH RESPECT TO THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EXPIRATION OF THE PRIOR TERM OF THE LEASE, ADJUSTED TO MARKET RENT OVER THE PREVIOUS YEARS.

2. THE EXERCISE OF THE OPTIONS SET FORTH IN THIS RIDER SHALL ONLY BE EFFECTIVE UPON, AND IN STRICT COMPLIANCE WITH, THE FOLLOWING TERMS AND
         CONDITIONS:

                  a. WRITTEN NOTICE OF SUCH ELECTION (THE "EXTENSION NOTICE") SHALL BE GIVEN BY TENANT TO LANDLORD NO LATER THAN FIVE (5) MONTHS PRIOR TO THE EXPIRATION DATE OF THE INITIAL TERM OF THE LEASE AND SUBSEQUENT RENEWAL PERIODS. TIME SHALL BE OF THE ESSENCE IN CONNECTION WITH THE EXERCISE OF ANY ELECTION BY TENANT UNDER THIS RIDER.

                  b. AT THE TIME OF TENANT GIVING LANDLORD WRITTEN NOTICE OF ITS ELECTION TO EXTEND THE LEASE TERM AND UPON THE EXPIRATION OF THE INITIAL TERM, OR ANY EXTENDED TERM AS APPLICABLE, THE LEASE SHALL BE IN FULL FORCE AND EFFECT AND TENANT SHALL NOT BE IN DEFAULT UNDER ANY OF THE TERMS, COVENANTS, AND CONDITIONS OF THE LEASE BEYOND ANY APPLICABLE GRACE PERIOD.

3. TENANT SHALL HAVE THE RIGHT TO ASSIGN THE OPTION SET FORTH IN THIS RIDER TO A PUBLICLY TRADED AFFILIATE OF TENANT.

                             Tenant Initial__________ Landlord Initial__________

                                 LEASE EXHIBIT G

                         TERM SHEET FOR EXPANSION OPTION

A.       BUILDING:

         - Tenant shall have an option (the "OPTION") to cause Landlord to construct (or cause to be constructed) an approximately 33,380 square foot building with nine per thousand parking (the "EXPANSION BUILDING"), with a design substantially similar to Landlord's standard spec building design. The Expansion Building shall be constructed on land owned by Landlord and located in the vicinity of the Building (the "EXPANSION BUILDING AREA").

B.       TERM OF OPTION:

         - The term of the Option shall commence on the Commencement Date and expire on the date that is eighteen (18) months thereafter ("OPTION TERM").

C.       EXPANSION LEASE TERMS:

         - If Tenant timely exercises the Option, Landlord and Tenant shall each act reasonably and in good faith to negotiate the terms of a lease agreement, in a form substantially similar to the Lease, for Tenant's lease of the Expansion Building (the "EXPANSION LEASE").

         - The term of the Expansion Lease shall be no less than five (5) years.

         -        The Expansion Lease shall be a triple net lease.

         - Tenant's initial annual base rent for its lease of the Expansion Building shall be the product of (y) total project costs (inclusive of both "hard" and "soft" costs) incurred by Landlord to design and construct the Expansion Building and
                  (z) the greater of (i) 11% or (ii) the sum of (A) the rate of the 10-year U.S. Treasury Bill (as of the date of the execution of the Expansion Lease) and (B) 650 basis points.

         - The annual base rent shall be increased by 2.5% per year, on a compounded basis.

D.       ACCELERATION OF OPTION:

         (1)      Third Party Request-For-Proposal:

         - If, at any time during the Option Term, Landlord receives, and is willing to entertain, a request-for-proposal (a "RFP") from a third party to construct a building in the Expansion Building Area (on a so-called "build-to-suit" basis), Landlord shall first offer to Tenant the opportunity to exercise the Option by advising Tenant, in writing (the "RFP NOTICE"), of Landlord's receipt of the RFP.

         - Upon Landlord's delivery of the RFP Notice, Tenant shall have five (5) business days ("TENANT'S RESPONSE PERIOD") in which to advise Landlord, in writing (the "RFP NOTICE RESPONSE"), whether or not Tenant desires to exercise its Option.

         - If Tenant fails to timely deliver a RFP Notice Response, then Tenant shall have automatically and unconditionally waived its right to exercise the Option whereupon Landlord may proceed to respond to the RFP and to develop the Expansion Building Area in the manner Landlord deems appropriate; provided, however, if Landlord fails to commence development of the Expansion Building Area with the third party that is set forth in the RFP Notice, the Option shall be reinstated subject to the terms described herein.

                             Tenant Initial__________ Landlord Initial__________

         - If Tenant timely delivers the RFP Notice Response and elects to exercise the Option, then Landlord and Tenant shall proceed, as contemplated in B. and C. above, and Landlord shall proceed to construct the Expansion Building.

         (2)      Landlord Acceleration:

         - If, at any time during the Option Term, Landlord desires to construct (or cause to be constructed) a building, on a speculative basis, (a "SPEC BUILDING") in the Expansion Building Area (which Speculative Building shall be of whatever design and configuration Landlord deems appropriate), Landlord shall first offer to Tenant the opportunity to exercise the Option by advising Tenant, in writing (the "LANDLORD ACCELERATION NOTICE"), of Landlord's intent to construct (or cause to be constructed) a Spec Building in the Expansion Building Area .

         - Upon Landlord's delivery of the Landlord Acceleration Notice, Tenant shall have three (3) business days (the "RESPONSE PERIOD") in which to advise Landlord, in writing (a "TENANT RESPONSE"), whether or not Tenant desires to exercise its Option.

         - If Tenant fails to timely deliver a Tenant Response, then Tenant shall have automatically and unconditionally waived its right to exercise the Option and Landlord may proceed to develop the Expansion Building Area in whatever manner Landlord deems appropriate; provided, however, if Landlord fails to commence development of a Spec Building, the Option shall be reinstated subject to the terms described herein.

         - If Tenant timely delivers a Tenant Response and elects to exercise the Option, then Landlord and Tenant shall proceed as contemplated in B. and C. above, and Landlord shall construct the Expansion Building.

E.       RIGHT OF FIRST REFUSAL TO LEASE SPACE:

         - If Landlord elects to construct a Spec Building, then until the expiration of the Option Term, Tenant shall have a right of first refusal (a "ROFR") to lease space in the Spec Building.

         - If Landlord is prepared to enter into a letter of intent with a third party tenant ("LOI"), Landlord shall first offer to Tenant the opportunity to exercise the ROFR (on all of the same terms and conditions as are set forth in the LOI) by advising Tenant, in writing ("ROFR NOTICE"), of the terms of the LOI and Landlord's intent to enter into same.

         - Tenant shall have three (3) business days (the "ROFR PERIOD"), after Tenant's receipt of the ROFR Notice, in which to advise Landlord, in writing (a "TENANT ROFR RESPONSE"), whether or not Tenant desires to exercise its ROFR (on all of the same terms and conditions as are set forth in the LOI).

         - If Tenant fails to timely deliver a Tenant ROFR Response, then Tenant shall have automatically and unconditionally waived its right to exercise the ROFR and Landlord may proceed to lease the space in the Spec Building to the third party tenant; provided, however, if Landlord fails to enter into a formal lease agreement with the third party tenant, the ROFR shall be reinstated subject to the terms described herein.

         - If Tenant timely delivers a Tenant ROFR Response and elects to exercise the ROFR, then Landlord and Tenant shall promptly negotiate the terms of a lease agreement on terms reasonably acceptable to Landlord and Tenant, but incorporating all of the terms set forth in the LOI.

F. ASSIGNMENT. Tenant shall have the right to assign the Option and ROFR to a publicly traded affiliate of Tenant.


                             Tenant Initial__________ Landlord Initial__________

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